                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:               811-4997

Exact name of registrant as specified
 in charter:                                      Delaware Group Equity Funds V

Address of principal executive offices:           2005 Market Street
                                                  Philadelphia, PA 19103

Name and address of agent for service:            David F. Connor, Esq.
                                                  2005 Market Street
                                                  Philadelphia, PA 19103

Registrant's telephone number,
 including area code:                             (800) 523-1918

Date of fiscal year end:                          November 30

Date of reporting period:                         November 30, 2005

Item 1.  Reports to Stockholders



VALUE-EQUITY



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


ANNUAL REPORT NOVEMBER 30, 2005
--------------------------------------------------------------------------------
              DELAWARE DIVIDEND INCOME FUND






























[GRAPHIC] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
--------------------------------------------------------------
SECTOR ALLOCATION                                            7
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Operations                                 14

    Statements of Changes in Net Assets                     15

    Financial Highlights                                    16

    Notes to Financial Statements                           20
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   23
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    24
--------------------------------------------------------------
ABOUT THE ORGANIZATION                                      26
--------------------------------------------------------------



    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

                                                   DELAWARE DIVIDEND INCOME FUND
PORTFOLIO                                          December 13, 2005
  MANAGEMENT REVIEW



FUND MANAGERS

Ty Nutt, Jr.
MANAGER

Jordan L. Irving
MANAGER

Anthony A. Lombardi
MANAGER

Robert A. Vogel, Jr.
MANAGER

Timothy L. Rabe
MANAGER

Damon J. Andres
MANAGER

Q: CAN YOU PLEASE DISCUSS THE INVESTMENT ENVIRONMENT DURING THE PERIOD?
A: During the 12-month period ended November 30, 2005, the Federal Reserve steadily increased short-term interest rates--a factor which has had a significant impact on both equity and fixed-income markets. Stock market returns were limited by investor concerns about rising energy prices and a string of intense hurricanes, which disrupted oil production on the Gulf Coast and increased federal borrowing to fund rebuilding. GDP and corporate earnings continue to grow, but we remain cautious about the economy and believe that the long-term trend may signal a gradual deceleration.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2005?
A: Delaware Dividend Income Fund posted a 4.89% return at net asset value and -1.10% at its maximum offer price (for Class A shares; both figures represent all distributions reinvested) for the 12-month period ended November 30, 2005. For complete, annualized performance for Delaware Dividend Income Fund, see the table on page 4.

The Fund underperformed its benchmark, the Standard & Poor's (S&P) 500 Index, which returned 8.44% during the same period. Unlike the all-equity S&P 500 Index, the portfolio is diversified across four asset classes: large-cap value equities, high-yield bonds, REITs, and convertible securities. Each portion of the portfolio has a relatively low correlation with other asset classes in the Fund, providing it with an effective way to manage market volatility.

Q: HOW DID THE FUND'S EQUITY ALLOCATION PERFORM?
A: In March 2005, the Delaware Investments Large Cap Value Equity team of Ty Nutt, Jr., Jordan Irving, Anthony Lombardi, and Robert Vogel took over day-to-day operations of the equity investments within Delaware Investments Dividend Income Fund (Damon Andres remained as the portfolio manager responsible for both REITs and convertible securities in the Fund, while Tim Rabe continued to handle the Fund's allocation to high-yield fixed income).

As stock investors, we consider ourselves long-term buy-and-hold investors. However, it is important to note that the transition of equities management this year resulted in a lower-than-average annual turnover rate for the Fund, as the equity allocation was adjusted shortly after the management change. We do expect the Fund's turnover level to be much lower going forward.

During the 12-month period, the strongest equity returns came from the industrial, financial, and information technology sectors. In the financial sector, Aon, the world's second largest insurance broker, delivered exceptional performance. Careful analysis led us to believe that the stock was undervalued following a high-profile investigation by New York Attorney General Eliot Spitzer. Under the direction of a new CEO and a long-term restructuring plan, the company has exhibited renewed strength and we believe that it can benefit from rising volumes and improved pricing as a result of hurricanes Katrina and Rita.

Another positive contributor to performance was Boeing, which has undergone a series of restructuring steps and implemented a new CEO in order to improve efficiency and productivity. The strong performance in Boeing's commercial aircraft division has been boosted by orders for its new 787 Dreamliner and increased travel in Asia.

Conversely, individual security selection in the staples and health care sectors hurt performance. The stock performance of both Pfizer and Merck, in particular, proved disappointing during the fiscal year. Growing concern about the number of drugs coming off patent and the impact of generic competition was compounded by an unfavorable outlook for new product development. In addition, potential legal liabilities related to the withdrawal of Merck's Vioxx in 2004 and Pfizer's Bextra in April 2005, had a significant impact on valuations. We believe that these companies have suffered unfairly, and remain optimistic that they will benefit from strong franchises, healthy balance sheets, improving cash flow, and attractive dividend generation over the next three to five years.

Q: HOW DID THE FUND'S REIT INVESTMENTS PERFORM?
A: Our REIT allocation underperformed the NAREIT Equity REIT Index, which returned 11.46%, during the fiscal year. REITs that delivered the strongest returns during the 12-month period were generally characterized by rich valuations--companies that we cautiously avoid. An example is Gables Residential Trust, which was acquired at a premium valuation, delivering outperformance this year despite a weak balance sheet and deteriorating cash flow. It is important to note that we did not own this security.

The Fund also had exposure to mortgage REITs, which hurt our performance relative to the NAREIT Equity Index, as these securities underperformed due to concerns about consumer credit and the housing market.

Q: CAN YOU GIVE SOME EXAMPLES OF KEY HOLDINGS?
A: Among diversified REIT companies, Vornado Realty Trust posted strong returns. Successful business operations and diverse real estate exposure have contributed to Vornado's position as an industry leader. The Fund also benefited from a position in Simon Property Group, a regional mall company that experienced robust growth and solid operating performance this year, and also completed an acquisition.

By contrast, our position in Great Wolf Resorts, in the consumer discretionary sector, did not meet performance expectations. The stock was adversely impacted by a variety of factors, including earnings misrepresentation and poor corporate management. We still hold the stock; we believe a buyout may be in the company's future, which we are hopeful could lead to brighter long-term prospects.

Q: HOW DID THE PORTFOLIO'S FIXED INCOME INVESTMENTS FARE DURING THE YEAR?
A: Corporate bond investors, in general, faced a number of challenges this year. Downgrades to General Motors and Ford Motor Company debt to non-investment grade had a negative impact on the market. The sector was further penalized by several high profile corporate bankruptcy filings by Northwest, Delta and Delphi, which occurred prior to sweeping bankruptcy reform.

Our investments in high-yield corporate bonds performed favorably despite a difficult environment. The portfolio's fixed income allocation outperformed the Bear Stearns High Yield Index, which returned 2.59% during the 12-month period.

Our investments in Georgia Pacific, which was acquired by Koch Industries and positions in wireless subsidiary Alamosa Holdings, which was acquired by Sprint/Nextel, delivered attractive returns.

Conversely, we experienced disappointing performance from embattled power producer Calpine, which teetered on the verge of bankruptcy. Our position in Charter Communications, a highly leveraged broadband communications company, also suffered from weakening valuations.

                       This page intentionally left blank.

PERFORMANCE SUMMARY
       DELAWARE DIVIDEND INCOME FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.


FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2005                       Lifetime  Five Years One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                           +9.99%     +8.45%     +4.89%
Including Sales Charge                           +9.27%     +7.16%     -1.10%
--------------------------------------------------------------------------------
Class B (Est. 10/1/03)
Excluding Sales Charge                           +8.37%                +4.09%
Including Sales Charge                           +7.20%                +0.09%
--------------------------------------------------------------------------------
Class C (Est. 10/1/03)
Excluding Sales Charge                           +8.37%                +4.09%
Including Sales Charge                           +8.37%                +3.09%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount to 0.25% through March 31, 2006. Performance prior to October 1, 2003 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer fees currently borne by holders of Class A shares.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00%.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00%.

The average annual total return for the lifetime and one-year periods ended November 30, 2005 for Delaware Dividend Income Fund's Class R shares were +8.83% and +4.55%, respectively. Class R shares were first made available on October 1, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the distributor has contracted to limit this amount to 0.50% through February 28, 2006.

The average annual total returns for lifetime, five-year, and one-year periods ended November 30, 2005 for Delaware Dividend Income Fund's Institutional Class were +10.06%, +8.56%, and +5.16%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Expense limitations were in effect for all classes of Delaware Dividend Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DDIIX
Nasdaq Class R symbol:              DDDRX

FUND BASICS
As of November 30, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$511 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
303
--------------------------------------------------------------------------------
FUND START DATE:
December 2, 1996
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Ty Nutt, Jr. joined Delaware Investments in 2004. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined Van Deventer & Hoch (V&H). As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team. He is a member of the New York Society of Security Analysts and the CFA Institute. Mr. Nutt graduated from Dartmouth College with a BA.

Anthony A. Lombardi joined Delaware Investments in 2004. Mr. Lombardi's was an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and became Vice President, Research Analyst. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance.

Robert A. Vogel, Jr. joined Delaware Investments in 2004. Mr. Vogel started as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM), as a Portfolio Manager. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania.

Timothy L. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Jordan L. Irving joined Delaware Investments in 2004. He began his financial services career with the U.S. Active Large Cap Value Team at Merrill Lynch Investment Managers (MLIM) in 1998. He became a portfolio manager in 2000. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DDIAX
Class B  DDDBX
Class C  DDICX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 2, 1996 through November 30, 2005


             Delaware Dividend
                Income Fund -
              Class A Shares       S&P 500 Index

Dec. '96          $ 9,846.3            10,000
Nov. '97          $13,034              12,581
Nov. '98          $13,323              15,892
Nov. '99          $13,742              19,214
Nov. '00          $14,795              18,403
Nov. '01          $15,367.6            16,154
Nov. '02          $15,764              13,632.4
Nov. '03          $18,830.2            15,688.1
Nov. '04          $21,161.3            17,704
Nov. '05          $22,196.1            19,198.3

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance prior to October 1, 2003 does not reflect the impact of distribution and service (12b-1) fees currently borne by holders of Class A shares. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Expense limitations were in effect for the period shown. Performance would have been lower had the expense limitations not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
  OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE DIVIDEND INCOME FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                            Expenses
                       Beginning   Ending                 Paid During
                        Account    Account     Annualized   Period
                         Value      Value        Expense   6/1/05 to
                        6/1/05    11/30/05        Ratio     11/30/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,037.20       1.00%      $5.11
Class B                 1,000.00   1,033.30       1.75%       8.92
Class C                 1,000.00   1,032.40       1.75%       8.92
Class R                 1,000.00   1,034.70       1.30%       6.63
Institutional Class     1,000.00   1,037.60       0.75%       3.83

--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,020.20       1.00%      $5.06
Class B                 1,000.00   1,016.34       1.75%       8.85
Class C                 1,000.00   1,016.34       1.75%       8.85
Class R                 1,000.00   1,018.55       1.30%       6.58
Institutional Class     1,000.00   1,021.31       0.75%       3.80
--------------------------------------------------------------------------------
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                        As of November 30, 2005
  DELAWARE DIVIDEND INCOME FUND


Sector designations may be different than the sector designations presented in other Fund materials.

                                                    PERCENTAGE
SECTOR                                             OF NET ASSETS
--------------------------------------------------------------------------------
COMMON STOCK                                           53.82%
--------------------------------------------------------------------------------
Consumer Discretionary                                  3.42%

Consumer Staples                                        4.19%

Diversified REITs                                       0.84%

Energy                                                  3.37%

Financials                                             10.18%

Health Care                                             6.43%

Health Care REITs                                       0.03%

Industrial REITs                                        0.56%

Industrials                                             3.83%

Information Technology                                  3.76%

Lodging/Resort REITs                                    0.73%

Mall REITs                                              1.46%

Materials                                               1.28%

Mortgage REITs                                          4.12%

Multifamily REITs                                       0.39%

Office/Industrial REITs                                 0.56%

Office REITs                                            3.18%

Shopping Center REITs                                   1.78%

Telecommunication Services                              2.47%

Utilities                                               1.24%
--------------------------------------------------------------------------------
CORPORATE BONDS                                        23.01%
--------------------------------------------------------------------------------
Banking                                                 0.16%

Basic Industries                                        3.63%

Brokerage                                               0.67%

Capital Goods                                           1.28%

Consumer Cyclical                                       1.28%

Consumer Non-Cyclical                                   2.07%

Energy                                                  0.98%

Media                                                   2.99%

Real Estate                                             0.50%

Services Cyclical                                       2.93%

Services Non-cyclical                                   1.47%

Technology & Electronics                                0.61%

Telecommunications                                      2.68%

Utilities                                               1.76%
--------------------------------------------------------------------------------

                                                    PERCENTAGE
SECTOR                                             OF NET ASSETS
--------------------------------------------------------------------------------
CONVERTIBLE BONDS                                      10.66%
--------------------------------------------------------------------------------
Aerospace & Defense                                     0.48%

Banking, Finance & Insurance                            0.56%

Cable, Media & Publishing                               1.68%

Computers & Technology                                  1.41%

Consumer Services                                       0.32%

Electronics & Electrical Equipment                      0.46%

Energy                                                  1.10%

Health Care & Pharmaceuticals                           2.30%

Leisure, Lodging & Entertainment                        0.09%

Real Estate                                             0.14%

Retail                                                  1.42%

Telecommunications                                      0.16%

Transportation                                          0.12%

Utilities                                               0.42%
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                             5.19%
--------------------------------------------------------------------------------
Automobiles & Automotive Parts                          0.15%

Banking, Finance & Insurance                            2.08%

Basic Materials                                         0.44%

Cable, Media & Publishing                               0.69%

Consumer Products                                       0.12%

Energy                                                  0.66%

Environmental Services                                  0.12%

Food, Beverage & Tobacco                                0.20%

Telecommunications                                      0.19%

Utilities                                               0.54%
--------------------------------------------------------------------------------
PREFERRED STOCK                                         1.04%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                        0.12%

Real Estate                                             0.88%

Telecommunications                                      0.04%
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS                                   0.37%
--------------------------------------------------------------------------------
WARRANT                                                 0.00%
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                   0.15%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                   5.48%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       99.72%
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES         0.28%
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
--------------------------------------------------------------------------------

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT                                          November 30, 2005
  OF NET ASSETS


                                       Number of         Market
                                         Shares          Value

 COMMON STOCK - 53.82%
 Consumer Discretionary - 3.42%
  +Great Wolf Resorts                    141,900      $  1,379,268
  +Jameson Inns                        2,011,300         4,203,617
   Limited Brands                        287,100         6,387,975
   Mattel                                332,600         5,537,790
                                                      ------------
                                                        17,508,650
                                                      ------------
 Consumer Staples - 4.19%
   Archer-Daniels-Midland                162,200         3,823,054
   B&G Foods                              11,000           160,050
   ConAgra Foods                         261,600         5,624,400
   Kimberly-Clark                         98,800         5,827,224
   Safeway                               258,500         6,010,125
                                                      ------------
                                                        21,444,853
                                                      ------------
 Diversified REITs - 0.84%
   Vornado Realty Trust                   50,300        4,293,105
                                                      ------------
                                                         4,293,105
                                                      -------------
 Energy - 3.37%
   Chevron                                98,700         5,656,497
   ConocoPhillips                         94,700         5,730,297
   Exxon Mobil                           100,300         5,820,409
                                                      ------------
                                                        17,207,203
                                                      ------------
 Financials - 10.18%
   Allstate                              110,800         6,215,880
   Aon                                   191,300         6,965,233
   Chubb                                  70,600         6,836,904
   Hartford Financial Services            80,200         7,007,074
   Huntington Bancshares                 257,400         6,167,304
   Morgan Stanley                        115,800         6,488,274
   Wachovia                              120,700         6,445,380
   Washington Mutual                     143,800         5,923,122
                                                      ------------
                                                        52,049,171
                                                      ------------
 Health Care - 6.43%
   Abbott Laboratories                   133,300         5,026,743
   Baxter International                  150,700         5,860,723
   Bristol-Myers Squibb                  244,500         5,278,755
   Merck                                 211,900         6,229,860
   Pfizer                                235,400         4,990,480
   Wyeth                                 131,700         5,473,452
                                                      ------------
                                                        32,860,013
                                                      ------------
 Healthcare REITs - 0.03%
   Medical Properties Trust               19,700           180,058
                                                      ------------
                                                           180,058
                                                      ------------
 Industrial REITs - 0.56%
   First Potomac Realty Trust             87,000         2,405,550
   ProLogis                               10,000           453,600
                                                      ------------
                                                         2,859,150
                                                      ------------
 Industrials - 3.83%
   Boeing                                 93,600         6,382,584
  +Foster Wheeler                          3,656           127,338
   Union Pacific                          88,900         6,804,406
   Waste Management                      209,800         6,275,118
                                                      ------------
                                                        19,589,446
                                                      ------------
 Information Technology - 3.76%
   Hewlett-Packard                       209,300         6,209,931
   International Business Machines        74,900         6,658,610

                                         Number of             Market
                                          Shares               Value

 COMMON STOCK (continued)
 Information Technology (continued)
  +Xerox                                     447,000        $  6,347,400
                                                            ------------
                                                              19,215,941
                                                            ------------
 Lodging/Resort REITs - 0.73%
   Hersha Hospitality Trust                  129,900           1,197,678
   Strategic Hotel Capital                   135,900           2,510,073
                                                            ------------
                                                               3,707,751
                                                            ------------
 Mall REITs - 1.46%
   CBL & Associates Properties                47,700           1,919,925
   Mills                                       7,500             321,750
   Simon Property Group                       67,200           5,195,232
                                                            ------------
                                                               7,436,907
                                                            ------------
 Materials - 1.28%
   duPont (E.I.) deNemours                   152,500           6,519,375
                                                            ------------
                                                               6,519,375
                                                            ------------
 Mortgage REITs - 4.12%
   American Home Mortgage Investment          84,200           2,499,898
   Friedman Billings Ramsey Group Class A    163,325           1,737,778
   Gramercy Capital                          158,000           3,705,100
   JER Investors Trust                       210,900           3,395,490
   KKR Financial                              11,100             263,625
  sKKR Financial                              79,300           1,883,375
   MortgageIT Holdings                       223,000           2,948,060
  sPeoples Choice                            174,600           1,309,500
   Saxon Capital                             278,700           3,344,400
                                                            ------------
                                                              21,087,226
                                                            ------------
 Multifamily REITs - 0.39%
   AvalonBay Communities                      10,000             914,500
   Equity Lifestyle Properties                23,100           1,070,916
                                                            ------------
                                                               1,985,416
                                                            ------------
 Office/Industrial REITs - 0.56%
   Duke Realty                                84,200           2,862,800
                                                            ------------
                                                               2,862,800
                                                            ------------
 Office REITs - 3.18%
   Brandywine Realty Trust                   158,000           4,578,840
   CarrAmerica Realty                         26,500             935,450
   Equity Office Properties Trust            121,500           3,788,370
   Prentiss Properties Trust                  82,400           3,378,400
   Reckson Associates Realty                  97,900           3,595,867
                                                            ------------
                                                              16,276,927
                                                            ------------
 Shopping Center REITs - 1.78%
   Developers Diversified Realty             100,900           4,570,770
   Federal Realty Investment Trust            71,700           4,515,666
                                                            ------------
                                                               9,086,436
                                                            ------------
 Telecommunication Services - 2.47%
   AT&T                                      253,900           6,324,649
   Verizon Communications                    196,600           6,287,268
                                                            ------------
                                                              12,611,917
                                                            ------------
 Utilities - 1.24%
   Progress Energy                           141,400           6,331,892
                                                            ------------
                                                               6,331,892
                                                            ------------
 TOTAL COMMON STOCK (cost $267,797,757)                      275,114,237
                                                            ------------

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


                                             Principal          Market
                                           Amount (U.S.$)       Value

CORPORATE BONDS - 23.01%
 Banking - 0.16%
   Western Financial 9.625% 5/15/12          $  735,000      $   828,713
                                                             -----------
                                                                 828,713
                                                             -----------
 Basic Industries - 3.63%
   Abitibi-Consolidated 6.95% 4/1/08            275,000          279,125
   AK Steel
     7.75% 6/15/12                              250,000          226,875
     7.875% 2/15/09                             465,000          446,400
  #Apex Silver Mines 144A 2.875% 3/15/24      1,000,000          787,500
   Bowater 9.50% 10/15/12                     1,315,000        1,361,024
   Donohue Forest Products 7.625% 5/15/07       545,000          562,713
   Fort James 7.75% 11/15/23                  1,575,000        1,984,499
   Georgia-Pacific
     8.875% 5/15/31                             385,000          386,925
     9.50% 12/1/11                              445,000          476,706
   Gold Kist 10.25% 3/15/14                     495,000          561,825
   Huntsman International
     9.875% 3/1/09                              240,000          253,500
     10.125% 7/1/09                             205,000          212,175
  #Huntsman International 144A
     7.375% 1/1/15                              460,000          446,775
   Lyondell Chemical 10.50% 6/1/13              100,000          114,125
   Nalco 7.75% 11/15/11                         320,000          330,400
  #Nell AF Sarl 144A 8.375% 8/15/15             650,000          640,250
   NewPage 10.00% 5/1/12                        675,000          668,250
   Norske Skog 8.625% 6/15/11                 1,272,000        1,249,740
  #Novelis 144A 7.50% 2/15/15                   275,000          258,500
  #Port Townsend Paper 144A 12.00% 4/15/11      740,000          503,200
   Potlatch 13.00% 12/1/09                      635,000          762,120
   Rhodia
     8.875% 6/1/11                              860,000          877,200
     10.25% 6/1/10                              465,000          512,663
   Smurfit Capital Funding 7.50% 11/20/25     1,285,000        1,130,800
  aSolutia 6.72% 10/15/37                     1,070,000          770,400
   Stone Container 9.75% 2/1/11               1,010,000        1,027,675
   Tembec Industries 8.625% 6/30/09           1,875,000        1,246,875
   Witco 6.875% 2/1/26                          500,000          472,500
                                                             ------------
                                                              18,550,740
                                                             -----------
 Brokerage - 0.67%
   E Trade Financial 8.00% 6/15/11            1,260,000        1,294,649
  #E Trade Financial 144A 8.00% 6/15/11         145,000          148,988
   FINOVA Group 7.50% 11/15/09                1,406,500          513,373
   LaBranche & Company
     9.50% 5/15/09                              560,000          590,800
     11.00% 5/15/12                             805,000          891,538
                                                             -----------
                                                               3,439,348
                                                             -----------
 Capital Goods - 1.28%
  aAnchor Glass 11.00% 2/15/13                  350,000          255,500
   Armor Holdings 8.25% 8/15/13                 910,000          987,350
   Graham Packaging 9.875% 10/15/14             965,000          938,463
   Interface 10.375% 2/1/10                     445,000          480,600
   Interline Brands 11.50% 5/15/11              972,000        1,083,779
   Intertape Polymer 8.50% 8/1/14               960,000          902,971
  ~Mueller Holdings 14.75% 4/15/14            1,115,000          844,613
  #Panolam Industrial 144A 10.75% 10/1/13       410,000          395,650
   Trimas 9.875% 6/15/12                        785,000          647,625
                                                             -----------
                                                               6,536,551
                                                             -----------

                                             Principal          Market
                                           Amount (U.S.$)       Value


 CORPORATE BONDS (continued)
 Consumer Cyclical - 1.28%
   Accuride 8.50% 2/1/15                     $  700,000      $   689,500
   Autonation 9.00% 8/1/08                      360,000          387,900
   General Motors Acceptance Corporation
     6.875% 9/15/11                             305,000          275,893
     8.00% 11/1/31                              320,000          314,646
   Landry's Restaurant 7.50% 12/15/14           525,000          496,125
  #Metaldyne 144A 11.00% 11/1/13                950,000          855,000
  #Neiman Marcus 144A 10.375% 10/15/15          690,000          701,213
   O'Charleys 9.00% 11/1/13                     965,000          998,774
  #Uno Restaurant 144A 10.00% 2/15/11           650,000          572,000
  aVenture Holdings 12.00% 6/1/09                35,000               44
   Visteon
     7.00% 3/10/14                              175,000          141,531
     8.25% 8/1/10                               470,000          411,250
   Warnaco 8.875% 6/15/13                       630,000          685,125
                                                             -----------
                                                               6,529,001
                                                             -----------
 Consumer Non-Cyclical - 2.07%
   Biovail 7.875% 4/1/10                      1,250,000        1,303,125
  #Commonwealth Brands 144A
     9.75% 4/15/08                              375,000          416,719
     10.625% 9/1/08                             700,000          802,375
   Constellation Brands 8.125% 1/15/12          477,000          498,465
   Cott Beverages 8.00% 12/15/11                995,000        1,024,850
  #Doane Pet Care 144A 10.625% 11/15/15         375,000          382,969
  #Le-Natures 144A 10.00% 6/15/13               915,000          947,025
   National Beef Packing 10.50% 8/1/11          935,000          970,063
   Pilgrim's Pride 9.625% 9/15/11               745,000          791,563
   Playtex Products 9.375% 6/1/11               855,000          905,231
   Rayovac 8.50% 10/1/13                        390,000          355,388
   True Temper Sports 8.375% 9/15/11            505,000          457,025
  #Warner Chilcott 144A 8.75% 2/1/15          1,610,000        1,473,149
  #Williams Scotsman 144A 8.50% 10/1/15         220,000          227,700
                                                             -----------
                                                              10,555,647
                                                             -----------
 Energy - 0.98%
   Bluewater Finance 10.25% 2/15/12             438,000          469,755
  #Compton Petroleum 144A 7.625% 12/1/13        335,000          341,700
   El Paso Natural Gas 7.625% 8/1/10            285,000          297,981
   El Paso Production Holding 7.75% 6/1/13      835,000          860,049
  #Hilcorp Energy 144A
     7.75% 11/1/15                              265,000          269,638
     10.50% 9/1/10                              584,000          649,700
   Inergy Finance 6.875% 12/15/14               250,000          234,375
   Plains Exploration & Production
     7.125% 6/15/14                             335,000          345,050
   Pride International 7.375% 7/15/14           345,000          373,463
  oSecunda International 12.15% 9/1/12          430,000          453,650
   Tennessee Gas Pipeline 8.375% 6/15/32        355,000          398,882
   Whiting Petroleum 7.25% 5/1/13               325,000          330,688
                                                             -----------
                                                               5,024,931
                                                             -----------
 Media - 2.99%
  JAdelphia Communications 8.125% 7/15/06        65,000           39,000
  #CCH I Notes 144A 11.00% 10/1/15            1,810,000        1,561,124
   Cenveo 9.625% 3/15/12                        405,000          438,413
  #Charter Communications 144A
     5.875% 11/16/09                            500,000          371,875
   Charter Communications Holdings
     11.125% 1/15/11                            835,000          509,350
    ~13.50% 1/15/11                           1,040,000          722,800

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


                                             Principal          Market
                                           Amount (U.S.$)       Value

 CORPORATE BONDS (continued)
 Media (continued)
  #Charter Communications Operating 144A
     8.375% 4/30/14                          $  665,000      $   665,000
   CSC Holdings 10.50% 5/15/16                  915,000          981,338
   Dex Media East 12.125% 11/15/12              640,000          748,800
  #EchoStar Communications 144A
     5.75% 5/15/08                              500,000          489,375
   Insight Midwest 10.50% 11/1/10             1,785,000        1,885,405
   Lodgenet Entertainment 9.50% 6/15/13       1,215,000        1,330,424
   Mediacom Capital 9.50% 1/15/13             1,310,000        1,293,625
   Rogers Cablesystems 11.00% 12/1/15           820,000          867,150
   Sheridan Acquisition Group 10.25% 8/15/11    215,000          224,675
  #Sirius Satellite 144A 9.625% 8/1/13          935,000          918,638
   Vertis 10.875% 6/15/09                       445,000          434,988
   Warner Music Group 7.375% 4/15/14            990,000          965,250
   XM Satellite Radio 12.00% 6/15/10            757,000          855,410
                                                             -----------
                                                              15,302,640
                                                             -----------
 Real Estate - 0.50%
   American Real Estate Partners
     8.125% 6/1/12                              580,000          594,500
  #American Real Estate Partners 144A
     7.125% 2/15/13                             250,000          246,875
   BF Saul REIT 7.50% 3/1/14                    975,000        1,001,812
   Tanger Properties 9.125% 2/15/08             658,000          707,268
                                                             -----------
                                                               2,550,455
                                                             -----------
 Services Cyclical - 2.93%
   Adesa 7.625% 6/15/12                         710,000          710,000
   Ameristar Casinos 10.75% 2/15/09             125,000          133,438
  #CCM Merger 144A 8.00% 8/1/13                 650,000          632,125
   Corrections Corporation of America
     7.50% 5/1/11                               575,000          600,875
   Foster Wheeler 10.359% 9/15/11               159,000          179,670
  #FTI Consulting 144A 7.625% 6/15/13           740,000          765,900
   Gaylord Entertainment 6.75% 11/15/14         625,000          606,250
  ~H-Lines Finance Holdings 11.00% 4/1/13     1,296,000        1,075,680
   Horizon Lines 9.00% 11/1/12                  437,000          462,674
   Kansas City Southern Railway
     9.50% 10/1/08                              765,000          830,025
  #Knowledge Learning 144A 7.75% 2/1/15         860,000          817,000
   Mandalay Resort Group 10.25% 8/1/07        1,685,000        1,807,162
   MGM MIRAGE 9.75% 6/1/07                       15,000           15,863
   OMI 7.625% 12/1/13                         1,075,000        1,091,125
   Penn National Gaming 8.875% 3/15/10        1,790,000        1,883,974
   Royal Caribbean Cruises 7.25% 3/15/18        325,000          346,938
   Seabulk International 9.50% 8/15/13          469,000          528,798
   Stena 9.625% 12/1/12                         820,000          897,900
  ~Town Sports International 11.00% 2/1/14      505,000          338,350
   United Air Lines 7.73% 7/1/10                224,828          221,082
   Wheeling Island Gaming 10.125% 12/15/09      970,000        1,020,925
                                                             -----------
                                                              14,965,754
                                                             -----------
 Services Non-cyclical - 1.47%
   Aleris International 9.00% 11/15/14          635,000          665,163
   Allied Waste North America 9.25% 9/1/12      790,000          863,075
   Casella Waste Systems 9.75% 2/1/13         1,185,000        1,262,024
   Geo Subordinate 11.00% 5/15/12               615,000          595,013
   Healthsouth 10.75% 10/1/08                 1,350,000        1,302,749
   NDCHealth 10.50% 12/1/12                     835,000          953,988
   US Oncology 10.75% 8/15/14                 1,065,000        1,184,813
  ~Vanguard Health 11.25% 10/1/15               970,000          698,400
                                                             -----------
                                                               7,525,225
                                                             -----------

                                             Principal          Market
                                           Amount (U.S.$)       Value



 CORPORATE BONDS (continued)
 Technology & Electronics - 0.61%
  #Avago Technologies Finance 144A
     10.125% 12/1/13                         $  340,000      $   348,500
  #Ikon Office Solutions 144A 7.75% 9/15/15      65,000           62,400
   Magnachip Semiconductor 8.00% 12/15/14       850,000          790,500
   Sanmina-SCI 10.375% 1/15/10                  915,000        1,004,213
  #Sunguard Data Systems 144A
     9.125% 8/15/13                             200,000          208,000
     10.25% 8/15/15                             705,000          715,575
                                                             -----------
                                                               3,129,188
                                                             -----------
 Telecommunications - 2.68%
   Alaska Communications Systems
     9.875% 8/15/11                             560,000          609,700
  aAllegiance Telecom 11.75% 2/15/08             10,000            2,650
   American Cellular 10.00% 8/1/11              480,000          522,000
   American Tower 7.125% 10/15/12               575,000          596,563
   Centennial Cellular Operating
     10.125% 6/15/13                            580,000          649,600
   Cincinnati Bell 8.375% 1/15/14             1,015,000          999,775
  #Digicel Limited 144A 9.25% 9/1/12            580,000          600,300
  ~Inmarsat Finance 10.375% 11/15/12          1,275,000        1,045,500
   iPCS 11.50% 5/1/12                            10,000           11,575
  ~Iwo Escrow Company 10.75% 1/15/15            225,000          162,563
   MCI
     6.908% 5/1/07                              255,000          258,506
     7.688% 5/1/09                              800,000          831,000
   PanAmSat 9.00% 8/15/14                       175,000          184,625
   Qwest 7.875% 9/1/11                          620,000          668,050
 o#Qwest 144A 7.12% 6/15/13                     485,000          525,013
   Rural Cellular
     9.625% 5/15/08                             600,000          612,750
     9.875% 2/1/10                              640,000          672,800
 o#Rural Cellular 144A 10.041% 11/1/12          425,000          422,875
  #Telcordia Technologies 144A
     10.00% 3/15/13                           1,350,000        1,181,249
   Time Warner Telecommunications
     9.75% 7/15/08                              455,000          465,806
   Triton Communications 9.375% 2/1/11          750,000          566,250
  oUS LEC 12.716% 10/1/09                       435,000          469,800
   Valor Telecommunications Enterprises
     7.75% 2/15/15                              835,000          822,475
  #Wind Acquisition 144A 10.75% 12/1/15         800,000          836,000
                                                             -----------
                                                              13,717,425
                                                             -----------
 Utilities - 1.76%
   Avista 9.75% 6/1/08                          278,000          305,461
   Calpine
     7.625% 4/15/06                             605,000          205,700
     10.50% 5/15/06                             415,000          141,100
 o#Calpine 144A 9.90% 7/15/07                   504,700          393,666
   CMS Energy 9.875% 10/15/07                   705,000          756,113
  #Dynegy Holdings 144A 10.125% 7/15/13       1,183,000        1,330,874
   Elwood Energy 8.159% 7/5/26                  949,398        1,050,271
   Midwest Generation
     8.30% 7/2/09                               945,000          982,800
     8.75% 5/1/34                               495,000          548,213
  aMirant Americas 8.30% 5/1/11                 605,000          754,738
   Orion Power Holdings 12.00% 5/1/10           626,000          716,770
   PSEG Energy Holdings 7.75% 4/16/07           259,000          265,475
   Reliant Energy 9.50% 7/15/13                 300,000          307,500

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


                                             Principal          Market
                                           Amount (U.S.$)       Value


CORPORATE BONDS (continued)
 Utilities (continued)
  #Tenaska Alabama Partners 144A
     7.00% 6/30/21                           $  797,314       $    810,000
  #Texas Genco 144A 6.875% 12/15/14             375,000            403,125
                                                              ------------
                                                                 8,971,806
                                                              ------------
 TOTAL CORPORATE BONDS (cost $120,123,911)                     117,627,424
                                                              ------------

 CONVERTIBLE BONDS - 10.66%
Aerospace & Defense - 0.48%
  EDO 4.00% 11/15/25 exercise price
     $34.19, expiration date 11/15/25           975,000            985,969
 #L-3 Communications 144A
     3.00% 8/1/35 exercise price
     $102.31, expiration date 8/1/35          1,500,000          1,466,250
                                                              ------------
                                                                 2,452,219
                                                              ------------
 Banking, Finance & Insurance - 0.56%
   PMI Group 2.50% 7/15/21 exercise price
     $44.16, expiration date 7/15/21          2,750,000          2,842,813
                                                              ------------
                                                                 2,842,813
                                                              ------------
 Cable, Media & Publishing - 1.68%
   EchoStar 5.75% 5/15/08 exercise price
     $43.29, expiration date 5/15/08            500,000            489,375
   Liberty Media 3.25% 3/15/31 exercise
     price $53.86, expiration date 3/8/31     3,000,000          2,298,750
   Mediacom Communications 5.25%
     7/1/06 exercise price $18.72,
     expiration date 7/1/06                   2,500,000          2,487,500
  #Playboy Enterprises 144A 3.00%
     3/15/25 exercise price $17.02,
     expiration date 3/15/25                  3,240,000          3,316,950
                                                              ------------
                                                                 8,592,575
                                                              ------------
 Computers & Technology - 1.41%
   Fairchild Semiconductor International
     5.00% 11/1/08 exercise price
     $30.00, expiration date 11/1/08          2,500,000          2,437,500
 ^#ON Semiconductor 144A 0.36%
     4/15/24 exercise price $9.82,
     expiration date 4/15/24                  3,500,000          2,795,625
  #Sybase 144A 1.75% 2/22/25 exercise price
     $25.22, expiration date 2/22/25          1,875,000          1,957,031
                                                              ------------
                                                                 7,190,156
                                                              ------------
 Consumer Services - 0.32%
   Fluor 1.50% 2/15/24 exercise price
     $55.94, expiration date 2/15/24          1,200,000          1,644,000
                                                              ------------
                                                                 1,644,000
                                                              ------------
 Electronics & Electrical Equipment - 0.46%
   Fisher Scientific 3.25% 3/1/24 exercise
     price $80.40, expiration date 3/1/24     1,500,000          1,530,000
   Solectron 0.50% 2/15/34 exercise price
     $9.67, expiration date 2/15/34           1,100,000            816,750
                                                              ------------
                                                                 2,346,750
                                                              ------------
 Energy - 1.10%
   Halliburton 3.125% 7/15/23 exercise
     price $37.65, expiration date 7/15/23    1,250,000          2,200,000
   Pride International 3.25% 5/1/33 exercise
     price $25.70, expiration date 5/1/33     1,140,000          1,477,725

                                             Principal          Market
                                           Amount (U.S.$)       Value


CONVERTIBLE BONDS (continued)
 Energy (continued)
   Schlumberger 2.125% 6/1/23 exercise
     price $116.89, expiration date 6/1/23   $1,500,000       $  1,933,124
                                                              ------------
                                                                 5,610,849
                                                              ------------
 Healthcare & Pharmaceuticals - 2.30%
   CV Therapeutics 3.25% 8/16/13 exercise
     price $27.00, expiration date 8/16/13      500,000            556,875
   Encysive Pharmaceuticals 2.50% 3/15/12
     exercise price $13.95,
     expiration date 3/15/12                    625,000            622,656
  #Encysive Pharmaceuticals 144A 2.50%
     3/15/12 exercise price $13.95,
     expiration date 3/15/12                  2,000,000          1,992,500
   Medimmune 1.00% 7/15/23 exercise
     price $68.18, expiration date 7/15/23    3,250,000          3,180,937
  #Nektar Therapeutics 144A 3.25% 9/28/12
     exercise price $21.52,
     expiration date 9/28/12                  2,250,000          2,283,750
  oWyeth 3.32% 1/15/24 exercise price
     $60.39, expiration date 1/15/24          3,000,000          3,057,330
                                                              ------------
                                                                11,694,048
                                                              ------------
 Leisure, Lodging & Entertainment - 0.09%
  #Regal Entertainment Group 144A
     3.75% 5/15/08 exercise price $15.30,
     expiration date 5/15/08                    350,000            467,688
                                                              ------------
                                                                   467,688
                                                              ------------
 Real Estate - 0.14%
   MeriStar Hospitality 9.50% 4/1/10 exercise
     price $10.18, expiration date 4/1/10       600,000            732,750
                                                              ------------
                                                                   732,750
                                                              ------------
Retail - 1.42%
  ~Dick's Sporting Goods 1.606% 2/18/24
     exercise price $58.13,
     expiration date 2/18/24                  1,480,000          1,063,750
  oLowe's 0.861% 10/19/21 exercise price
     $50.03, expiration date 10/19/21         1,250,000          1,471,875
  #Saks 144A 2.00% 3/15/24 exercise price
     $18.69, expiration date 3/15/24          2,200,000          2,180,750
   Sonic Automotive 5.25% 5/7/09 exercise
     price $46.87, expiration date 5/7/09     1,000,000            981,250
  ^TJX 1.75% 2/13/21 exercise price
     $20.56, expiration date 2/13/21          2,000,000          1,582,500
                                                              ------------
                                                                 7,280,125
                                                              ------------
 Telecommunications - 0.16%
   Qwest Communications International
     3.50% 11/15/25 exercise price $5.90,
     expiration date 11/15/25                   750,000            821,250
                                                              ------------
                                                                   821,250
                                                              ------------
 Transportation - 0.12%
  #ExpressJet Holdings 144A
     4.25% 8/1/23 exercise price $18.20,
     expiration date 8/1/23                     750,000            633,750
                                                              ------------
                                                                   633,750
                                                              ------------
 Utilities - 0.42%
   CenterPoint Energy
    3.75% 5/15/23 exercise price $11.58,
    expiration date 5/15/23                     400,000            483,000

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


                                             Principal          Market
                                           Amount (U.S.$)       Value



 CONVERTIBLE BONDS (continued)
 Utilities (continued)
  #CenterPoint Energy 144A
     3.75% 5/15/23 exercise price $11.58,
     expiration date 5/15/23                 $1,030,000       $  1,243,726
  aMirant 2.50% 6/15/21 exercise price
     $67.95, expiration date 6/15/21            425,000            448,375
                                                              ------------
                                                                 2,175,101
                                                              ------------
 TOTAL CONVERTIBLE BONDS (cost $52,858,668)                     54,484,074
                                                              ------------

                                             Number of
                                               Shares


 CONVERTIBLE PREFERRED STOCK - 5.19%
 Automobiles & Automotive Parts - 0.15%
   Ford Motor Capital Trust II 6.50% exercise
     price $17.70, expiration date 1/15/32       25,000            771,000
                                                              ------------
                                                                   771,000
                                                              ------------
 Banking, Finance & Insurance - 2.08%
   Chubb 7.00% exercise price $71.40,
     expiration date 8/16/06                     80,000          2,786,400
  oCitigroup Funding 4.583% exercise price
     $29.50, expiration date 9/27/08             69,000          2,294,112
   E Trade Financial 6.125% exercise price
     $21.82, expiration date 11/18/08            37,500          1,002,375
   Lehman Brothers Holdings 6.25% exercise
     price $54.24, expiration date 10/15/07      66,750          1,752,188
   Merrill Lynch 6.75% exercise price $40.80,
     expiration date 10/15/07                    70,000          2,763,320
                                                              ------------
                                                                10,598,395
                                                              ------------
 Basic Materials - 0.44%
   Huntsman 5.00% exercise price $28.29,
     expiration date 2/16/08                     52,500          2,270,625
                                                              ------------
                                                                 2,270,625
                                                              ------------
 Cable, Media & Publishing - 0.69%
   Interpublic Group 5.375% exercise price
     $16.47, expiration date 12/15/06            59,000          2,128,130
  #Interpublic Group 144A 5.25% exercise
     price $13.66, expiration date 12/31/49       1,500          1,373,625
                                                              ------------
                                                                 3,501,755
                                                              ------------
 Consumer Products - 0.12%
   Newell Financial Trust I 5.25% exercise
     price $50.69, expiration date 12/1/27       15,000            630,000
                                                              ------------
                                                                   630,000
                                                              ------------
 Energy - 0.66%
   Chesapeake 4.50% exercise price $44.17,
     expiration date 12/31/49                    24,000          2,154,000
   El Paso Energy Capital Trust 4.75% exercise
     price $41.59, expiration date 3/31/28       34,600          1,232,452
                                                              ------------
                                                                 3,386,452
                                                              ------------
 Environmental Services - 0.12%
   Allied Waste Industries 6.25% exercise
     price $10.13, expiration date 4/1/06        13,100            629,062
                                                              ------------
                                                                   629,062
                                                              ------------
 Food, Beverage & Tobacco - 0.20%
   Constellation Brands 5.75% exercise
     price $17.08, expiration date 9/1/06        28,200          1,001,100
                                                              ------------
                                                                 1,001,100
                                                              ------------

                                             Number of           Market
                                               Shares            Value
 CONVERTIBLE PREFERRED STOCK (continued)
 Telecommunications - 0.19%
   Lucent Technologies Capital Trust I 7.75%
     exercise price $4.84,
     expiration date 3/15/17                      1,000       $    966,375
                                                              ------------
                                                                   966,375
                                                              ------------
 Utilities - 0.54%
  oCenterPoint Energy
     2.00% 9/15/29 exercise price $18.09,
     expiration date 9/15/29                     26,000            897,286
  #NRG Energy 144A 4.00% exercise price
     $40.00, expiration date 12/31/49             1,500          1,841,250
                                                              ------------
                                                                 2,738,536
                                                              ------------
 TOTAL CONVERTIBLE PREFERRED STOCK
   (cost $28,311,941)                                           26,493,300
                                                              ------------

 PREFERRED STOCK - 1.04%
 Leisure, Lodging & Entertainment - 0.12%
   Red Lion Hotels 9.50%                         24,000            631,800
                                                              ------------
                                                                   631,800
                                                              ------------
 Real Estate - 0.88%
   Equity Inns Series B 8.75%                    18,300            479,460
   LaSalle Hotel Properties 10.25%               36,500            956,300
   Ramco-Gershenson Properties 9.50%             15,700            419,269
   SL Green Realty 7.625%                       103,000          2,607,187
                                                              ------------
                                                                 4,462,216
                                                              ------------
 Telecommunications - 0.04%
   Alamosa Delaware 7.50%                           150            206,588
                                                              ------------
                                                                   206,588
                                                              ------------
 TOTAL PREFERRED STOCK (cost $5,242,104)                         5,300,604
                                                              ------------

 EXCHANGE TRADED FUNDS - 0.37%
   iShares Dow Jones
     U.S. Real Estate Index Fund                 29,200          1,906,176
                                                              ------------
 TOTAL EXCHANGE TRADED FUNDS
   (cost $1,550,582)                                             1,906,176
                                                              ------------

 WARRANT - 0.00%
  #Solutia 144A, exercise price $7.59,
     expiration date 7/15/09                         12                  0
                                                              ------------
 TOTAL WARRANT (cost $1,021)                                             0
                                                              ------------
                                             Principal
                                           Amount (U.S.$)
 COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.15%
  #First Union National Bank
     Commercial Mortgage Trust
     Series 2001-C2 L 144A 6.46% 1/12/43     $  750,000            744,390
                                                              ------------
 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
   (cost $761,221)                                                 744,390
                                                              ------------

                                                   DELAWARE DIVIDEND INCOME FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


                                             Principal           Market
                                           Amount (U.S.$)        Value

 REPURCHASE AGREEMENTS - 5.48%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased at
     $18,824,050, collateralized by
     $19,299,000 U.S. Treasury Bills due
     1/19/06, market value $19,202,634)      $18,822,000      $ 18,822,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $9,197,004, collateralized by
     $9,389,000 U.S. Treasury Bills due
     12/8/05, market value $9,382,257)         9,196,000         9,196,000
                                                              ------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $28,018,000)                                           28,018,000
                                                              ------------

 TOTAL MARKET VALUE OF SECURITIES - 99.72%
   (cost $504,665,205)                                         509,688,204
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.28%                                    1,407,472
                                                              ------------
 NET ASSETS APPLICABLE TO 45,902,818
   SHARES OUTSTANDING - 100.00%                               $511,095,676
                                                              ============

 Net Asset Value - Delaware Dividend Income Fund
   Class A ($285,158,737 / 25,607,431 Shares)                       $11.14
                                                                    ------
 Net Asset Value - Delaware Dividend Income Fund
   Class B ($57,903,803 / 5,202,227 Shares)                         $11.13
                                                                    ------
 Net Asset Value - Delaware Dividend Income Fund
   Class C ($165,662,577/ 14,880,292 Shares)                        $11.13
                                                                    ------
 Net Asset Value - Delaware Dividend Income Fund
   Class R ($1,429,168 / 128,380 Shares)                            $11.13
                                                                    ------
 Net Asset Value - Delaware Dividend Income Fund
   Institutional Class ($941,391 / 84,488 Shares)                   $11.14
                                                                    ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization - no par)                         $517,981,803
 Undistributed net investment income                             5,363,184
 Accumulated net realized loss on investments                  (17,272,310)
 Net unrealized appreciation of investments                      5,022,999
                                                              ------------
 Total net assets                                             $511,095,676
                                                              ============

 JSecurity is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

+ Non-income producing security for the year ended November 30, 2005.

a Non-income producing security. Security is currently in default.

o Variable rate securities. The interest rate shown is the rate as of November 30, 2005.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

~ Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. At November 30, 2005, the aggregate amount of Rule 144A securities equals $47,422,824, which represented 9.28% of the Fund's net assets. See
  Note 8 in "Notes to Financial Statements."

s Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2005, the aggregate amount of the restricted securities equals $1,309,500, which represented 0.26% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

 SUMMARY OF ABBREVIATIONS:
 REIT - Real Estate Investment Trust

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE DIVIDEND INCOME FUND
 Net asset value Class A (A)                                        $11.14
 Sales charge (5.75% of offering price) (B)                           0.68
                                                                    ------
 Offering price                                                     $11.82
                                                                    ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

 See accompanying notes


STATEMENT                                                         DELAWARE DIVIDEND INCOME FUND
  OF OPERATIONS                                                   Year Ended November 30, 2005






 INVESTMENT INCOME:
  Dividends                                                         $9,525,642
  Interest                                                           9,029,244
  Foreign tax withheld                                                 (12,774)     $18,542,112
                                                                     ---------      -----------

 EXPENSES:
  Management fees                                                    2,463,270
  Distribution expenses -- Class A                                     606,845
  Distribution expenses -- Class B                                     459,326
  Distribution expenses -- Class C                                   1,265,326
  Distribution expenses -- Class R                                       4,775
  Dividend disbursing and transfer agent fees and expenses             570,082
  Registration fees                                                    174,433
  Reports and statements to shareholders                               155,501
  Accounting and administration expenses                               139,555
  Legal and professional fees                                          111,810
  Custodian fees                                                        30,460
  Insurance fees                                                        24,680
  Trustees' fees                                                        18,279
  Pricing fees                                                           7,702
  Taxes (other than taxes on income)                                     2,832
  Other                                                                 16,613        6,051,489
                                                                     ---------
  Less expenses absorbed or waived                                                     (860,647)
  Less waiver of distribution expenses -- Class A                                      (101,141)
  Less waiver of distribution expenses -- Class R                                          (363)
  Less expense paid indirectly                                                          (23,475)
                                                                                    -----------
  Total expenses                                                                      5,065,863
                                                                                    -----------
 NET INVESTMENT INCOME                                                               13,476,249
                                                                                    -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                       4,694,181
    Foreign currencies                                                                   (1,378)
                                                                                    -----------
  Net realized gain                                                                   4,692,803
  Net change in unrealized appreciation/depreciation of investments                  (2,561,963)
                                                                                    -----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES               2,130,840
                                                                                    -----------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $15,607,089
                                                                                    ===========
 See accompanying notes




                                        14

STATEMENTS
       OF CHANGES IN NET ASSETS


                                                                       DELAWARE DIVIDEND INCOME FUND



                                                                                                          Year Ended
                                                                                                 11/30/05            11/30/04

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                        $ 13,476,249        $  3,161,142
  Net realized gain on investments and foreign currencies                                         4,692,803           1,623,672
  Net change in unrealized appreciation/depreciation of investments                              (2,561,963)          7,298,755
                                                                                               ------------        ------------
  Net increase in net assets resulting from operations                                           15,607,089          12,083,569
                                                                                               ------------        ------------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                      (6,111,307)         (1,382,695)
    Class B                                                                                      (1,112,078)           (334,815)
    Class C                                                                                      (3,064,142)           (794,269)
    Class R                                                                                         (21,534)             (4,793)
    Institutional Class                                                                             (12,391)           (119,652)

  Net realized gain on investments:
    Class A                                                                                        (829,375)            (32,120)
    Class B                                                                                        (249,797)            (11,519)
    Class C                                                                                        (644,998)            (24,930)
    Class R                                                                                          (2,737)                (10)
    Institutional Class                                                                              (1,641)            (13,041)
                                                                                               ------------        ------------
                                                                                                (12,050,000)         (2,717,844)
                                                                                               ------------        ------------
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                     155,512,307         103,634,846
    Class B                                                                                      30,360,760          29,742,332
    Class C                                                                                      95,529,471          76,439,150
    Class R                                                                                       1,064,376             349,869
    Institutional Class                                                                             919,948              92,571

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                       5,175,642           1,067,277
    Class B                                                                                       1,092,408             274,814
    Class C                                                                                       2,975,103             603,599
    Class R                                                                                          24,272               4,803
    Institutional Class                                                                              11,878             130,995

  Net assets from reorganization1:
    Class A                                                                                      85,145,873                  --
                                                                                               ------------        ------------
                                                                                                377,812,038         212,340,256
                                                                                               ------------        ------------
  Cost of shares repurchased:
    Class A                                                                                     (68,079,584)         (9,699,802)
    Class B                                                                                      (6,143,372)         (1,349,886)
    Class C                                                                                     (15,879,276)         (2,649,479)
    Class R                                                                                         (49,450)                 (3)
    Institutional Class                                                                             (98,155)         (4,198,164)
                                                                                               ------------        ------------
                                                                                                (90,249,837)        (17,897,334)
                                                                                               ------------        ------------
 Increase in net assets derived from capital share transactions                                 287,562,201         194,442,922
                                                                                               ------------        ------------
 NET INCREASE IN NET ASSETS                                                                     291,119,290         203,808,647

 NET ASSETS:
  Beginning of period                                                                           219,976,386          16,167,739
                                                                                               ------------        ------------
  End of period (including undistributed net investment income of $4,815,839
    and 1,046,063, respectively)                                                               $511,095,676        $219,976,386
                                                                                               ============        ============

 (1) See Note 6 in "Notes to Financial Statements."

 See accompanying notes



                                       15

FINANCIAL
   HIGHLIGHTS


Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                       Delaware Dividend Income Fund Class A

                                                                                             Year Ended
                                                                       11/30/05   11/30/04    11/30/03    11/30/02(1)   11/30/01

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.050    $10.210      $9.030      $9.230      $9.600

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                 0.450      0.345       0.450       0.429       0.405
 Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                      0.081      0.891       1.213      (0.196)     (0.041)
                                                                       --------   --------    --------   ---------      ------
 Total from investment operations                                         0.531      1.236       1.663       0.233       0.364
                                                                       --------   --------    --------   ---------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                   (0.360)    (0.362)     (0.483)     (0.433)     (0.400)
 Net realized gain on investments                                        (0.081)    (0.034)      --           --        (0.334)
                                                                       --------   --------    --------   ---------     -------
 Total dividends and distributions                                       (0.441)    (0.396)     (0.483)     (0.433)     (0.734)
                                                                       --------   --------    --------   ---------   ---------

 NET ASSET VALUE, END OF PERIOD                                         $11.140    $11.050     $10.210      $9.030      $9.230
                                                                       ========   ========    ========   =========    ========

 TOTAL RETURN(3)                                                          4.89%     12.38%      19.45%       2.58%       3.87%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                               $285,159   $105,253      $5,821          $1           --
 Ratio of expenses to average net assets                                  1.00%      1.00%       0.79%       0.75%       0.75%
 Ratio of expenses to average net assets
  prior to expense limitation and expense paid indirectly                 1.27%      1.32%       2.05%       1.30%       1.05%
 Ratio of net investment income to average net assets                     4.05%      3.26%       4.69%       4.71%       4.38%
 Ratio of net investment income to average net assets
  prior to expense limitation and expense paid indirectly                 3.78%      2.94%       3.43%       4.16%       4.08%
 Portfolio turnover                                                         85%        95%        212%        188%         89%

(1) As required, effective December 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Dividend Income         Delaware Dividend Income
                                                                               Fund Class B                     Fund Class C

                                                                               Year       10/1/03(1)            Year    10/1/03(1)
                                                                              Ended           to                Ended       to
                                                                        11/30/05 11/30/04  11/30/03  11/30/05 11/30/04   11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.040  $10.200    $9.950    $11.040  $10.200    $9.950

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                  0.367    0.267     0.051      0.367    0.267     0.051
Net realized and unrealized gain on investments and foreign currencies    0.079    0.889     0.199      0.079    0.889     0.199
                                                                        -------  -------   -------    -------  -------   -------
Total from investment operations                                          0.446    1.156     0.250      0.446    1.156     0.250
                                                                        -------  -------   -------    -------  -------   -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                    (0.275)  (0.282)       --     (0.275)  (0.282)       --
Net realized gain on investments                                         (0.081)  (0.034)       --     (0.081)  (0.034)       --
                                                                        -------  -------   -------    -------  -------   -------
Total dividends and distributions                                        (0.356)  (0.316)       --     (0.356)  (0.316)       --
                                                                        -------  -------   -------    -------  -------   -------

NET ASSET VALUE, END OF PERIOD                                          $11.130  $11.040   $10.200    $11.130  $11.040   $10.200
                                                                        =======  =======   =======   ========  =======   =======

TOTAL RETURN(3)                                                           4.09%   11.54%     2.51%      4.09%   11.53%     2.51%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                 $57,904  $32,165    $2,125   $165,663  $82,083    $4,341
Ratio of expenses to average net assets                                   1.75%    1.75%     1.75%      1.75%    1.75%     1.75%
Ratio of expenses to average net assets
 prior to expense limitation and expense paid indirectly                  1.97%    2.02%     4.10%      1.97%    2.02%     4.10%
Ratio of net investment income to average net assets                      3.30%    2.51%     3.65%      3.30%    2.52%     3.65%
Ratio of net investment income to average net assets
 prior to expense limitation and expense paid indirectly                  3.08%    2.25%     1.30%      3.08%    2.25%     1.30%
Portfolio turnover                                                          85%      95%      212%        85%      95%      212%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Dividend Income Fund Class R

                                                                                             Year     10/1/03(1)
                                                                                            Ended         to
                                                                                 11/30/05  11/30/04   11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                                              $11.040  $10.220      $9.950

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                            0.416    0.308       0.056
Net realized and unrealized gain on investments and foreign currencies              0.078    0.879       0.214
                                                                                  -------  -------     -------
Total from investment operations                                                    0.494    1.187       0.270
                                                                                  -------  -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                              (0.323)  (0.333)         --
Net realized gain on investments                                                   (0.081)  (0.034)         --
                                                                                  -------  -------     -------
Total dividends and distributions                                                  (0.404)  (0.367)         --
                                                                                  -------  -------     -------

NET ASSET VALUE, END OF PERIOD                                                    $11.130  $11.040     $10.220
                                                                                  =======  =======     =======

TOTAL RETURN3                                                                       4.55%   11.86%       2.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                            $1,429     $373          $3
Ratio of expenses to average net assets                                             1.30%    1.35%       1.35%
Ratio of expenses to average net assets
 prior to expense limitation and expense paid indirectly                            1.57%    1.62%       3.70%
Ratio of net investment income to average net assets                                3.75%    2.89%       4.05%
Ratio of net investment income to average net assets
 prior to expense limitation and expense paid indirectly                            3.48%    2.62%       1.70%
Portfolio turnover                                                                    85%      95%        212%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Dividend Income Fund Institutional Class

                                                                                                      Year Ended
                                                                                 11/30/05  11/30/04    11/30/03 11/30/02(1) 11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                             $11.050  $10.220      $9.030    $9.230    $9.600

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                           0.477    0.371       0.453     0.429     0.405
 Net realized and unrealized gain (loss) on investments and foreign currencies      0.082    0.882       1.220    (0.196)   (0.041)
                                                                                  -------  -------     -------    ------    ------
 Total from investment operations                                                   0.559    1.253       1.673     0.233     0.364
                                                                                  -------  -------     -------    ------    ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                             (0.388)  (0.389)     (0.483)   (0.433)   (0.400)
 Net realized gain on investments                                                  (0.081)  (0.034)         --        --    (0.334)
                                                                                  -------  -------     -------    ------    ------
 Total dividends and distributions                                                 (0.469)  (0.423)     (0.483)   (0.433)   (0.734)
                                                                                  -------  -------     -------    ------    ------

 NET ASSET VALUE, END OF PERIOD                                                   $11.140  $11.050     $10.220    $9.030    $9.230
                                                                                  =======  =======     =======    ======    ======

 TOTAL RETURN(3)                                                                    5.16%   12.55%      19.56%     2.58%     3.87%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                             $941     $102      $3,879    $3,233    $3,265
 Ratio of expenses to average net assets                                            0.75%    0.75%       0.75%     0.75%     0.75%
 Ratio of expenses to average net assets
  prior to expense limitation and expense paid indirectly                           0.97%    1.02%       1.75%     1.00%     0.75%
 Ratio of net investment income to average net assets                               4.30%    3.49%       4.73%     4.71%     4.38%
 Ratio of net investment income to average net assets
  prior to expense limitation and expense paid indirectly                           4.08%    3.22%       3.73%     4.46%     4.38%
 Portfolio turnover                                                                   85%      95%        212%      188%      89%

(1) As required, effective December 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

NOTES                                              DELAWARE DIVIDEND INCOME FUND
   TO FINANCIAL STATEMENTS


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income and the potential for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of character of such distributions by the issuer. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Subject to best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $6,542 for the year ended November 30, 2005.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on daily average net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through March 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through February 28, 2006 for Class R shares to no more than 0.50% of average daily net assets.

NOTES                                              DELAWARE DIVIDEND INCOME FUND
   TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                   $26,746
  Dividend disbursing, transfer agent fees,
    accounting and administration fees and
    other expenses payable to DSC                             86,336
  Distribution fee payable to DDLP                           478,156
  Other expenses payable to DMC and affiliates                12,981

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including in-house legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $25,936 for internal legal services provided by DMC.

For the year ended November 30, 2005, DDLP earned $518,066 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2005, DDLP received gross contingent deferred sales charge commissions of $1,480, $77,992, and $30,019 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $514,055,764 and sales of $300,670,350 of investment securities other than short-term investments.

At November 30, 2005, the cost of investments for federal income tax was $505,820,935. At November 30, 2005, the net unrealized appreciation was $3,867,269, of which $26,379,905 related to unrealized appreciation of investments and $22,512,636 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                         11/30/05        11/30/04
                                         --------        --------
  Ordinary income                      $11,900,620      $2,717,844
  Long-term capital gain                   149,380              --
                                       -----------      ----------
  Total                                $12,050,000      $2,717,844
                                       ===========      ==========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                        $517,981,803
  Undistributed ordinary income                           6,163,804
  Undistributed long-term capital gain                    1,814,890
  Capital loss carryforwards                            (18,732,090)
  Unrealized appreciation of investments                  3,867,269
                                                       ------------
  Net assets                                           $511,095,676
                                                       ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, tax treatment of contingent payment debt instruments and estimates of tax character of distributions from Real Estate Investment Trusts. The undistributed earnings for Delaware Dividend Income Fund may be subject to reclassification upon notice of the character of distributions received from investments in Real Estate Investment Trusts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and contingent payment debt instruments, gain (loss) on foreign currency transactions and limitations on capital loss carryforwards due to the reorganization. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following permanent reclassifications.

  Paid-in-Capital                                                  $(5,123,495)
  Undistributed net investment income                                1,151,960
  Accumulated net realized gain on investments                       3,971,535

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Fund utilized $1,632,001 of capital loss carryforwards in 2005. Such capital loss carryforwards expire as follows: $10,667,646 expires in 2009 and $8,064,444 expires in 2010. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                             Year Ended
                                                      11/30/05       11/30/04
Shares sold:
  Class A                                            14,033,811      9,774,324
  Class B                                             2,744,286      2,806,174
  Class C                                             8,613,965      7,203,243
  Class R                                                96,885         33,044
  Institutional Class                                    83,093          8,765

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                               467,873        101,364
  Class B                                                98,641         26,108
  Class C                                               268,682         57,292
  Class R                                                 2,197            455
  Institutional Class                                     1,076         12,554

Shares issued from reorganization(1):
  Class A                                             7,705,509             --
                                                    -----------    -----------
                                                     34,116,018     20,023,323
                                                    -----------    -----------
Shares repurchased:
  Class A                                            (6,128,075)      (917,417)
  Class B                                              (554,170)      (127,032)
  Class C                                            (1,436,755)      (251,612)
  Class R                                                (4,499)            --
  Institutional Class                                    (8,958)      (391,674)
                                                    -----------    -----------
                                                     (8,132,457)    (1,687,735)
                                                    -----------    -----------
Net increase                                         25,983,561     18,335,588
                                                    ===========    ===========

(1) See Note 6.

NOTES                                              DELAWARE DIVIDEND INCOME FUND
   TO FINANCIAL STATEMENTS (CONTINUED)


5. CAPITAL SHARES (CONTINUED)
For the years ended November 30, 2005 and 2004, 69,809 Class B shares were converted to 69,746 Class A shares valued at $779,637 and 24,503 Class B shares were converted to 24,480 Class A shares valued at $262,099, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. FUND REORGANIZATION
On June 24, 2005, the Fund completed the acquisition of the net assets of Lincoln National Convertible Securities Fund, Inc. ("LNV Fund") pursuant to a plan of reorganization approved by the shareholders of LNV Fund at a reconvened Special Meeting of Shareholders held on June 16, 2005. The transaction, which was structured as a tax-free reorganization, entailed (i) the acquisition of all of the assets of LNV Fund by Dividend Income Fund in exchange for Class A shares of Dividend Income Fund and (ii) the pro rata distribution of such shares to LNV Fund's shareholders in exchange for their shares of LNV Fund. LNV Fund was a closed-end, diversified investment management company managed by Delaware Management Company. The net assets, net unrealized depreciation and accumulated realized losses of LNV Fund as of the close of business on June 24, 2005 were as follows:

                                                 Net      Accumulated
                                   Net       Unrealized  Net Realized
                                  Assets    Depreciation     Loss
                               -----------  ------------ ------------
Lincoln National Convertible
  Securities Fund              $85,145,873   $(100,624)  $(25,487,586)

The net assets of the Fund prior to the reorganization were $369,303,593.

7. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2005, or at any time during the year ended November 30, 2005.

8. CREDIT AND MARKET RISKS
The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to the investment adviser the day-to-day functions of determining whether individual securities are liquid for purposes of a fund's limitation on investments in illiquid assets. No securities have been determined to be illiquid under the Fund's Liquidity Procedures.

The Fund invests a portion of its assets in high-yield fixed-income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and/or Baa or lower by Moody's Investor Services, Inc. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates distributions paid during the year as follows:

     (A)             (B)
  Long-Term       Ordinary
 Capital Gain      Income           Total            (C)
Distributions   Distributions*  Distributions    Qualifying
 (Tax Basis)     (Tax Basis)     (Tax Basis)      Dividends(1)
-------------   -------------    -----------     -------------
     1%               99%            100%             36%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $11,900,620 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Dividend
Income Fund

We have audited the accompanying statement of net assets of the Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds
V) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                               /s/ Ernst & Young LLP
                                              ----------------------
                                                   Ernst & Young LLP




Philadelphia, Pennsylvania
January 11, 2006

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF            OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           87              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                      Rimage
                                                                                                                    Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            87               None
2005 Market Street                                             Acquisitions - 3M Corporation
 Philadelphia, PA                                                (January 2003 - Present)
     19103

 July 31, 1948                                                      Ms. Yeomans has held
                                                               various management positions
                                                               at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   87           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                 Director and Audit
  July 3, 1940                                                                                                   Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           87                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR        Vice President,    Vice President since  Mr. Conner has served as           87                   None(3)
2005 Market Street       Deputy General     September 21, 2000   Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary   and Secretary     General Counsel of Delaware
     19103                                       since            Investments since 2000.
                                             October 25, 2005
December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
  DAVID P. O'CONNOR        Senior Vice    Senior Vice President,  Mr. O'Conner has served in         87                   None(3)
2005 Market Street           President,    General Counsel and  various executive and legal
 Philadelphia, PA         General Counsel  Chief Legal Officer  capacities at different times
     19103                   and Chief            since            at Delware Investments.
                           Legal Officer     October 25, 2005

February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         87                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments.

June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
   THE ORGANIZATION

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                       CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                         INVESTMENT MANAGER
Chairman                                   Senior Vice President and                 Delaware Management Company,
Delaware Investments(R) Family of Funds    Chief Financial Officer                   a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds      Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                    NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                           Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel    Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds      SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                          DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                          Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                         2005 Market Street
                                           Senior Vice President, General Counsel    Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds      FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                          800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                          FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer       INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds      800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                     WEB SITE
                                                                                     www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                Delaware Investments is the marketing name for
National Gallery of Art                                                              Delaware Management Holdings, Inc. and
Washington, DC                                                                       its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ




                                          -----------------------------------------------------------------------------------
                                          The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on
                                          Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling
                                          800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com;
                                          and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms
                                          N-Q may be reviewed and copied at the Commission's Public Reference Room in
                                          Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                          Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at
                                          http://www.delawareinvestments.com; and (ii) on the Commission's Web site at
                                          http://www.sec.gov.
                                          -----------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[_] For fund information, literature, price, yield and performance figures.

[_] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[_] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------------------------------------------------------



















                                                              Printed in the USA
(9975)                                                           ANN-0512 DIVINC
AR-129 [11/05] IVES 1/06                                       MF0512098 PO10669

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


CORE-EQUITY








ANNUAL REPORT NOVEMBER 30, 2005
--------------------------------------------------------------------------------
              DELAWARE SMALL CAP CORE FUND
              (FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)



















[GRAPHIC] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
--------------------------------------------------------------
SECTOR ALLOCATION                                            7
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Assets and Liabilities                     11

    Statement of Operations                                 12

    Statements of Changes in Net Assets                     13

    Financial Highlights                                    14

    Notes to Financial Statements                           17
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   20
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    21
--------------------------------------------------------------
ABOUT THE ORGANIZATION                                      23
--------------------------------------------------------------













Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

                                                    DELAWARE SMALL CAP CORE FUND
PORTFOLIO                                           December 13, 2005
  MANAGEMENT REVIEW


FUND MANAGERS

Christopher S. Adams
Co-manager

Francis X. Morris
Co-manager

Michael S. Morris
Co-manager

Donald G. Padilla
Co-manager

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?
A: The Fund had a good year, returning 9.04% at net asset value and 2.78% at full offer (Class A shares; both figures represent all dividends reinvested). Its benchmark, the Russell 2000 Index, which advanced 8.14%. Please see page 4 for a complete performance summary and disclosure.

Q: CAN YOU TELL US ABOUT THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?
A: This year's Russell 2000 Index return of 8.14% continues a trend of strong small-up performance. True, it's a smaller absolute number, but the market faced substantial challenges this year, including a series of 25 basis point increases in interest rates, as the Federal Reserve acted to control both the risk of inflation and the possibility of stagflation, and worked to counter the effects of escalating prices for oil, natural gas, and other basic commodities, as the maturing global economy increased demand. The markets also adjusted with concerns over whether rising real estate prices constituted a "bubble" that could rapidly deflate due to higher interest rates and threaten the stability of the overall economy. The uncertainty over the economic and social impacts of devastating hurricanes in New Orleans, the Gulf region, and Florida also led to a downturn in consumer confidence.

The market continued to be resilient, yet investors exercised caution, which limited gains. The economy performed well, with GDP advancing 4.3% in the third quarter of 2005. Corporations managed to increase their earnings, even in the second half when they were facing difficult year-over-year comparisons. Shareholder-friendly activity was broadly evident, including share buybacks, debt reductions, and other moves to strengthen balance sheets. Merger and acquisition activity was strong due to excess liquidity and a high level of private equity investment. Employment levels remained high and, at the end of our fiscal year, small cap companies' valuations appeared quite reasonable to us, relative to their recent history.

Q: WHAT STRATEGIES DID THE FUND EMPLOY IN RESPONSE TO THIS MARKET ENVIRONMENT?
A: Delaware Small Cap Core Fund follows a well-defined investment process that is a fusion of quantitative screening and fundamental security selection. Our proprietary quantitative model helps us identify and measure the relative attractiveness of stocks in each sector--and across the entire universe of companies in the small cap index. Over time, we've found that our disciplined quantitative screening tool has provided us with an attractive opportunity universe from which to generate investment ideas.

Fundamental qualitative research allows us to scrutinize the model's results in more human terms. We look for companies with these characteristics: a competitive advantage relative to its peers; a leadership position in its industry; a product or service that has high barriers to entry. It's also very important that we can identify a catalyst that will cause the market to revalue the stock. The combination works well, as quantitative research basically focuses on historical numbers, whereas fundamental research is forward-looking.

Our sell discipline is just as critical as our initial decisions to buy stocks. We automatically sell any security that grows and remains beyond $3 billion in capitalization, so our portfolio remains representative of the asset class. We also sell when stocks reach price targets that our model and research have identified; the company's fundamental outlook changes; or we find better opportunities.

Q: CAN YOU GIVE EXAMPLES OF SOME OF THE STOCKS YOUR PROCESS SUCCESSFULLY IDENTIFIED THIS YEAR?
A: Administaff is a professional employer organization that allows small-to-mid-sized companies to outsource non-core functions including personnel management and other HR functions such as payroll, workers compensation and medical insurance. The stock advanced 202.3% this fiscal year, as companies realized that Administaff could provide these services more cheaply than they could on their own.

Holly is an independent petroleum refiner that produces gasoline, diesel, and jet fuel. The company benefited from the rise in energy prices to return 115.9%. Its primary operations are centered around the southwestern portion of the U.S.; as it is not heavily exposed to the Gulf region, the impact from Hurricane Katrina was migated.

Quality Systems markets health care information systems that automate medical and dental practices. The company has consistently beat consensus estimates due to a big surge in outsourcing by health care providers, who are finding it more cost effective to replace outdated systems than upgrade them. As a result, the stock price advanced 164.2%, and having met its target price, was sold during the fiscal year.

Q: CAN YOU ALSO TALK ABOUT SOME INVESTMENTS THAT DETRACTED FROM THE FUND'S PERFORMANCE?
A: RSA Security creates electronic security solutions for e-commerce companies. The stock declined -38.9%, mostly due to earnings disappointments early in the year. Investors were concerned about competing products, the CFO left, and RSA made an acquisition in an unrelated business. We sold our entire position, as we were worried about the lack of management focus, reflected in this non-core acquisition.

Tempur-Pedic International is a vertically integrated manufacturer, marketer, and distributor of premium visco-elastic foam mattresses and pillows that are sold globally in 60 countries, primarily under the Tempur and Tempur-Pedic brands. When the company modestly lowered its earning guidance, the market seemed to overreact, in our view, with an immediate price decline of 30%. Research indicates that the beds are superior and people are willing to pay a premium price. Though disappointed in the year's -41.5% decline, we continue to own the stock.

PolyOne is an international producer of polymers and plastics. It had a challenging year due to supply chain problems and the high cost of raw materials. The stock declined -37.5%. We met with management who presented what we think is a credible plan to bring down their high levels of debt and clean up their balance sheet. They also plan to get margins back to where they want them to be by expanding in fast-growing regions such as China and Eastern Europe. We are confident existing management can turn the company around and we still own the stock.

                       This page intentionally left blank.

PERFORMANCE SUMMARY
   DELAWARE SMALL CAP CORE FUND (FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual, and cannot be sustained, and were achieved primarily during favorable market conditions.


FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2005                                           Lifetime Five Years   One Year
--------------------------------------------------------------------------------------------------
Class A (Est. 12/29/98)
Excluding Sales Charge                                              +14.78%    +17.46%     +9.04%
Including Sales Charge                                              +13.80%    +16.09%     +2.78%
--------------------------------------------------------------------------------------------------
Class C (Est. 8/1/05)
Excluding Sales Charge                                               -2.41%       N/A        N/A
Including Sales Charge                                               -3.41%       N/A        N/A
--------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount of 0.25% through March 31, 2007. Performance prior to August 1, 2005, does not reflect the impact of distribution or service (12b-1) fees currently borne by holders of Class A shares.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. The distributor has contracted to limit this amount to 0.50% through March 31, 2007.

Prior to August 1, 2005, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect waivers and expense caps in effect during the period, which was lower than the current expense caps. The returns would have been lower without the waivers and expense caps in effect.

On November 1, 2004, the Fund's strategy and management changed. The new management team retained the Fund's small-cap focus by investing primarily in stocks of small companies hat are believed to have attractive valuations, growth prospects, and strong cash flow.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2005 for Delaware Small Cap Core Fund's Institutional Class were +14.80%, +17.48%, and +9.14%, respectively. The Institutional Class shares were first made available on December 29, 1998 and are available without sales charges or asset based distribution charges only to certain eligible institutional accounts.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class Symbol:  DCCIX
Nasdaq Class R Symbol:              DCCRX

FUND BASICS
As of November 30, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$11 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

215
--------------------------------------------------------------------------------
FUND START DATE:

December 29, 1998
--------------------------------------------------------------------------------

YOUR FUND MANAGERS:

Mr. Adams is a portfolio manager in the Core Equity Team at Delaware Investments. He also performs analysis and research to support the portfolio management function. He joined Delaware in 1995 after several years experience in the financial services industry in the U.S. and U.K. He holds both bachelor's and master's degrees in History and Economics from Oxford University, England and received a M.B.A. with dual majors in Finance & Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA Charterholder and member of the CFA Institute.

M. Francis Morris joined Delaware Investments in 1997. He previously served as vice president and director of equity research at PNC Asset Management. Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

Mr. Padilla is a member of the portfolio construction group within the Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments in 1994 as an assistant controller in the firm's treasury function, responsible for managing corporate cash investments, developing financial models, and the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held positions at The Vanguard Group. Mr. Padilla holds a bachelor's degree in accounting from Lehigh University and is a member of the Financial Analysts of Philadelphia, Inc.

Mr. Michael Morris joined Delaware Investments in 1999, having previously
Mr. Morris worked as a senior equity analyst at Pilgrim Baxter, covering financial stocks. Mr. Morris holds a bachelor's of science degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the Delaware Balanced Fund since November 2001.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DCCAX
Class C  DCCCX
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
December 29, 1998 (Fund's inception) through November 30, 2005

                Delaware Small
               Cap Core Fund --
               Class A Shares     Russell 2000 Index

12/29/98            9,425                10,000
11/30/99            9,902.38             10,893
11/30/00            10,948.1             10,829
11/30/01            13,621.3             11,351
11/30/02            13,768.4             10,146.9
11/30/03            18,608               13,829.3
11/30/04            22,445               16,216.2
11/30/05            24,474               17,536.2

Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance prior to August 1, 2005, does not reflect the impact of distribution and service (12b-1) fees currently borne by holders of Class A shares. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the Russell 2000 Index at the month's end December 31, 1998. After December 31, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
  OF FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

 DELAWARE SMALL CAP CORE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                             Expenses
                       Beginning    Ending                  Paid During
                        Account    Account      Annualized    Period
                         Value      Value        Expense    6/1/05 to
                        6/1/05    11/30/05        Ratio      11/30/05
-----------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,084.80       1.17%       $ 6.11
Class C(1)              1,000.00     975.90       2.00%         9.91
Class R(1)              1,000.00     975.90       1.50%         7.43
Institutional Class     1,000.00   1,085.80       1.00%         5.23

-----------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,019.20       1.17%       $ 5.92
Class C(1)              1,000.00   1,015.04       2.00%        10.10
Class R(1)              1,000.00   1,017.55       1.50%         7.59
Institutional Class     1,000.00   1,020.05       1.00%         5.06
-----------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) Commencement of operation was August 1, 2005. For purposes of this analysis, Class C and Class R shares' annualized expense ratio was applied to the period of June 1, 2005 to November 30, 2005. However, the ending account value for "Actual Fund Return" uses the performance since inception and is not annualized.

SECTOR ALLOCATION                                        As of November 30, 2005
  DELAWARE SMALL CAP CORE FUND


Sector designations may be different than the sector designations presented in other Fund materials.

                                                     PERCENTAGE
SECTOR                                              OF NET ASSETS
-----------------------------------------------------------------
COMMON STOCK                                           96.59%
-----------------------------------------------------------------
Basic Materials                                         5.44%

Business Services                                       4.07%

Capital Goods                                           8.97%

Consumer Discretionary                                  6.02%

Consumer Services                                       2.26%

Consumer Staples                                        1.79%

Credit Cyclicals                                        1.93%

Energy                                                  6.09%

Finance                                                16.70%

Health Care                                            12.83%

Media                                                   1.63%

Real Estate                                             5.02%

Technology                                             20.01%

Transportation                                          2.17%

Utilities                                               1.66%
-----------------------------------------------------------------
REPURCHASE AGREEMENTS                                   1.75%
-----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       98.34%
-----------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES         1.66%
-----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
-----------------------------------------------------------------

                                                    DELAWARE SMALL CAP CORE FUND
STATEMENT                                           November 30, 2005
  OF NET ASSETS


                                         Number of     Market
                                          Shares        Value
 COMMON STOCK - 96.59%
 Basic Materials - 5.44%
  +AK Steel Holding                        5,200     $   43,108
   Ameron International                      800         35,960
  +Century Aluminum                        2,300         53,176
   Chemtura                                3,800         45,790
   Chesapeake                              2,300         40,480
   Cytec Industries                        1,200         54,348
   Ferro                                   2,300         43,470
  +FMC                                     1,000         53,170
  +NS Group                                1,750         71,820
  +PolyOne                                 6,800         39,236
  +USG                                     1,000         61,200
   Wausau Paper                            3,000         35,460
   Worthington Industries                  2,050         41,595
                                                     ----------
                                                        618,813
                                                     ----------
 Business Services - 4.07%
   Administaff                             1,400         63,069
  +Armor Holdings                          1,250         54,863
   Clark                                   3,350         47,336
   Healthcare Services Group               2,550         54,188
  +Labor Ready                             2,650         58,512
   McGrath RentCorp                        1,500         42,885
  +Sourcecorp                              1,750         45,605
   UniFirst                                1,450         44,805
  +United Stationers                       1,050         51,450
                                                     ----------
                                                        462,713
                                                     ----------
   Capital Goods - 8.97%
   Acuity Brands                           2,050         63,734
  +AGCO                                    3,000         50,790
   Applied Industrial Technologies         1,050         33,548
  +Aviall                                  1,400         42,980
   Barnes Group                            1,650         56,876
   Briggs & Stratton                       1,050         38,000
   Crane                                   1,400         44,366
   DRS Technologies                        1,150         56,810
  +Flowserve                               1,500         56,040
  +Genlyte Group                           1,400         73,779
   Hughes Supply                           1,750         67,794
  +Innovative Solutions & Support          2,900         42,775
  +Kadant                                  2,050         37,331
   Lawson Products                         1,200         45,300
   Lincoln Electric Holdings               1,050         42,851
   Lufkin Industries                       1,100         49,225
  +Orbital Sciences                        4,850         58,491
  +Rofin-Sinar Technologies                1,050         45,329
  +Terex                                     900         55,458
  +URS                                     1,400         58,968
                                                     ----------
                                                      1,020,445
                                                     ----------
 Consumer Discretionary - 6.02%
  +Aeropostale                             1,750         43,523
  +Charming Shoppes                        6,350         74,612
  +Children's Place Retail Stores          1,550         76,879
  +Conn's                                  1,650         55,787
  +Guitar Center                           1,050         55,377
  +Jos A Bank Clothiers                    1,200         60,012
  +Pacific Sunwear Of California           2,800         74,088
  +Quiksilver                              3,450         42,366

                                        Number of     Market
                                          Shares       Value

   COMMON STOCK (continued)
 Consumer Discretionary (continued)
   Stage Stores                            2,350     $ 70,289
   Stride Rite                             3,850       52,899
  +Tempur-Pedic International              3,000       34,050
   Yankee Candle                           1,750       44,363
                                                     --------
                                                      684,245
                                                     --------
 Consumer Services - 2.26%
   CKE Restaurants                         3,600       45,396
  +ExpressJet Holdings                     3,400       29,648
   IHOP                                    1,200       57,360
   Lone Star Steakhouse & Saloon           1,400       32,438
  +Papa John's International                 800       43,568
  +Shuffle Master                          1,750       49,018
                                                     --------
                                                      257,428
                                                     --------
 Consumer Staples - 1.79%
   Casey's General Stores                  3,350       77,117
   Chiquita Brands International           2,300       47,840
   Longs Drug Stores                         900       38,367
   Nu Skin Enterprises Class A             2,350       40,843
                                                     --------
                                                      204,167
                                                     --------
 Credit Cyclicals - 1.93%
  +Jacuzzi Brands                          4,900       39,543
   M/I Homes                               1,100       48,125
  +Meritage Homes                            800       53,176
   Thor Industries                         2,050       78,556
                                                     --------
                                                      219,400
                                                     --------
 Energy - 6.09%
  +Grey Wolf                               7,650       57,452
  +Hercules Offshore                       1,900       51,072
   Holly                                   1,250       76,025
  +James River Coal                        1,150       48,415
  +Oceaneering International               1,200       61,200
  +Offshore Logistics                      1,200       36,780
  +Oil States International                2,350       80,041
   Penn Virginia                             900       53,694
   St Mary Land & Exploration              1,650       58,773
  +Universal Compression Holdings          1,500       60,570
  +Veritas DGC                             2,050       67,035
   World Fuel Services                     1,200       41,220
                                                     --------
                                                      692,277
                                                     --------
 Finance - 16.70%
   ADVANTA                                 1,650       53,427
  +Affiliated Managers Group                 900       70,955
   American Home Mortgage Investment       1,900       56,411
   AmerUs Group                              700       41,111
   Bancfirst                                 700       55,797
   Center Financial                        2,450       61,495
   City Holding                            1,900       69,312
   Commercial Capital Bancorp              3,600       60,048
  +CompuCredit                             1,200       46,884
   Dime Community Bancshares               2,450       36,285
   Direct General                          3,700       63,233
   FBL Financial Group Class A             1,500       47,025
   First Marblehead                        1,700       57,460
   First Place Financial - Ohio            2,050       48,913

                                                    DELAWARE SMALL CAP CORE FUND
STATEMENT
  OF NET ASSETS (CONTINUED)

                                         Number of     Market
                                          Shares       Value

  COMMON STOCK (continued)
 Finance (continued)
  +FirstFed Financial                      1,050     $   54,957
   Flagstar Bancorp                        2,800         42,196
   Frontier Financial                      2,350         76,092
   Greater Bay Bancorp                     1,750         46,620
   Hanover Insurance Group                 1,100         43,945
   Independent Bank - Michigan             1,230         35,879
   Kansas City Life Insurance                800         40,384
   MainSource Financial Group              1,940         35,095
   Ohio Casualty                           2,800         82,879
   PFF Bancorp                             2,050         62,628
   Presidential Life                       2,350         45,332
   Republic Bancorp                        4,150         51,543
   RLI                                     1,200         62,640
  +Sierra Health Services                    900         70,397
   Sterling Bancshares                     3,600         56,124
  +Stifel Financial                        1,200         44,928
   TierOne                                 2,150         64,436
  +Triad Guaranty                          1,000         43,360
   Trustmark                               2,150         61,490
  +United America Indemnity                2,400         45,480
   West Coast Bancorp Oregon               2,450         64,558
                                                     ----------
                                                      1,899,319
                                                     ----------
 Health Care - 12.83%
  +Adolor                                  2,800         40,796
  +Alkermes                                3,000         54,540
  +American Healthways                     1,250         55,513
  +Applera-Celera Genomics                 3,000         37,260
  +Apria Healthcare Group                  1,350         33,021
  +Bio-Rad Laboratories Class A              800         46,736
  +Candela                                 4,900         70,559
  +Digene                                  2,050         56,211
  +First Horizon Pharmaceutical            3,000         52,860
  +Gen-Probe                                 900         41,553
  +Geron                                   4,900         44,002
  +Immunogen                               6,850         37,881
  +Kensey Nash                             1,750         40,058
  +LifePoint Hospitals                     1,050         39,953
  +Medarex                                 4,800         50,208
   Mentor                                  1,150         56,051
  +MGI PHARMA                              2,900         57,245
  +Myogen                                  1,750         38,045
  +Noven Pharmaceuticals                   3,150         42,557
   Owens & Minor                           1,550         43,958
  +Pharmion                                2,500         43,425
   PolyMedica                              1,050         39,858
  +Res-Care                                3,850         66,643
  +Serologicals                            2,050         41,164
  +Sybron Dental Specialties               1,650         72,170
  +Techne                                    900         49,734
  +Telik                                   2,700         45,306
  +United Therapeutics                     1,050         75,001
   Vital Signs                               700         33,411
   West Pharmaceutical Services            2,150         53,686
                                                     ----------
                                                      1,459,405
                                                     ----------

                                              Number of     Market
                                               Shares       Value

 COMMON STOCK (continued)
 Media - 1.63%
  +4Kids Entertainment                           2,450     $ 40,057
   infoUSA                                       3,350       33,936
   Journal Communications Class A                2,300       31,073
  +Mediacom Communications                       8,750       45,587
  +Scholastic                                    1,050       34,934
                                                           --------
                                                            185,587
                                                           --------
 Real Estate - 5.02%
   Brandywine Realty Trust                       2,450       71,000
   Equity Inns                                   3,850       52,822
   First Industrial Realty Trust                 1,150       46,748
   Glimcher Realty Trust                         2,100       53,928
   Home Properties                               1,250       52,038
   Maguire Properties                            1,200       38,400
   Nationwide Health Properties                  2,500       56,875
   Pennsylvania Real Estate Investment Trust     1,200       44,316
   Prentiss Properties Trust                     1,200       49,200
   Senior Housing Properties Trust               2,800       52,668
   Shurgard Storage Centers Class A                900       52,668
                                                           --------
                                                            570,663
                                                           --------
 Technology - 20.01%
  +AMIS Holdings                                 3,950       39,382
   Anixter International                         1,150       42,136
  +Artesyn Technologies                          3,600       35,928
  +Axcelis Technologies                         10,200       48,348
  +Blackboard                                    1,750       54,145
  +CACI International                            1,000       55,360
  +Catapult Communications                       3,000       50,730
  +Cymer                                         1,900       72,617
  +Digital River                                 1,150       29,808
  +Digitas                                       3,000       37,500
  +Dionex                                        1,000       47,230
  +Dobson Communications Class A                 7,150       52,696
  +EarthLink                                     4,350       49,764
   FactSet Research Systems                      1,200       46,464
  +FileNet                                       2,150       57,921
  +Internet Security Systems                     2,050       46,863
  +iPayment                                        800       32,016
  +j2 Global Communications                      1,150       54,890
  +KEMET                                         4,600       36,800
  +Kulicke & Soffa Industries                    4,600       38,870
  +Mercury Computer Systems                      2,400       47,952
  +MIPS Technologies                             9,250       54,668
  +MTC Technologies                              1,050       34,409
  +Multi-Fineline Electronix                     1,700       62,899
  +Netgear                                       2,800       54,040
  +OmniVision Technologies                       3,250       57,525
  +ON Semiconductor                             10,550       61,190
  +Palm                                          2,050       58,179
  +Photronics                                    3,250       51,610
   Plantronics                                   1,200       33,144
  +Progress Software                             2,050       63,426
   Quality Systems                                 600       48,672
  +RadiSys                                       3,350       61,304

                                                    DELAWARE SMALL CAP CORE FUND
STATEMENT
  OF NET ASSETS (CONTINUED)

                                         Number of     Market
                                          Shares        Value

  COMMON STOCK (continued)
 Technology (continued)
  +Secure Computing                        4,350     $    59,769
  +SI International                        1,650          44,798
  +Skyworks Solutions                     10,050          54,170
  +Tekelec                                 3,400          44,200
  +Tessera Technologies                    2,100          57,750
  +UbiquiTel                               4,800          46,944
   United Online                           2,800          39,508
  +Universal Electronics                   1,750          30,345
  +Varian Semiconductor Equipment          1,650          72,632
  +Verint Systems                          1,250          47,038
  +Viasat                                  2,450          67,742
  +WebEx Communications                    2,150          51,192
  +Wind River Systems                      3,000          41,340
                                                     -----------
                                                       2,275,914
                                                     -----------
 Transportation - 2.17%
   Arkansas Best                           1,050          43,302
  +HUB Group                               1,800          72,990
   Pacer International                     2,800          74,004
  +SCS Transportation                      2,900          57,159
                                                     -----------
                                                         247,455
                                                     -----------
 Utilities - 1.66%
   Black Hills                             1,500          54,824
   Cascade Natural Gas                     2,050          41,595
   Middlesex Water                         2,150          40,958
   Otter Tail                              1,700          51,085
                                                     -----------
                                                         188,462
                                                     -----------
 TOTAL COMMON STOCK (cost $10,266,922)                10,986,293
                                                     -----------
                                        Principal
                                         Amount
 REPURCHASE AGREEMENTS - 1.75%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $133,715, collateralized by
     $137,100 U.S. Treasury Bills due
     1/19/06, market value $136,388)    $133,700         133,700
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $65,307, collateralized by
     $66,700 U.S. Treasury Bills due
     12/8/05, market value $66,638)       65,300          65,300
                                                     -----------
 TOTAL REPURCHASE AGREEMENTS
   (cost $199,000)                                       199,000
                                                     -----------

 TOTAL MARKET VALUE OF SECURITIES - 98.34%
   (cost $10,465,922)                                 11,185,293
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.66%                            188,870
                                                     -----------
 NET ASSETS APPLICABLE TO 999,090 SHARES
   OUTSTANDING - 100.00%                             $11,374,163
                                                     ===========

 Net Asset Value - Delaware Small Cap Core Fund
   Class A ($3,863,092 / 339,442 Shares)                  $11.38
                                                          ------
 Net Asset Value - Delaware Small Cap Core Fund
   Class C ($865,971 / 76,257 Shares)                     $11.36
                                                          ------
 Net Asset Value - Delaware Small Cap Core Fund
   Class R ($11.36 / 1 Share)                             $11.36
                                                          ------
 Net Asset Value - Delaware Small Cap Core Fund
   Institutional Class ($6,645,089 / 583,390 Shares)      $11.39
                                                          ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)               $10,398,158
 Undistributed net investment income                      17,534
 Accumulated net realized gain on investments            239,100
 Net unrealized appreciation of investments              719,371
                                                     -----------
 Total net assets                                    $11,374,163
                                                     ===========

 +Non-income producing security for the year ended November 30, 2005.

 SUMMARY OF ABBREVIATIONS:
 REIT - Real Estate Investment Trust

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE SMALL CAP CORE FUND
 Net asset value Class A (A)                              $11.38
 Sales charge (5.75% of offering price) (B)                 0.69
                                                          ------
 Offering price                                           $12.07
                                                          ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

                                                    DELAWARE SMALL CAP CORE FUND
STATEMENT                                           November 30, 2005
  OF ASSETS AND LIABILITIES


 ASSETS:
  Investments at market                                         $11,185,293
  Cash                                                                3,926
  Dividends and interest receivable                                   8,640
  Receivable for securities sold                                    811,788
  Subscriptions receivable                                          256,621
  Due from DMC                                                       25,440
                                                                -----------
  Total assets                                                   12,291,708
                                                                -----------

 LIABILITIES:
  Payable for securities purchased                                  894,733
  Due to manager and affiliates                                       8,778
  Other accrued expenses                                             14,034
                                                                -----------
  Total liabilities                                                 917,545
                                                                -----------

 Total net assets                                               $11,374,163
                                                                ===========

 Investments at cost                                            $10,465,922

 See accompanying notes

                                                                                                  DELAWARE SMALL CAP CORE FUND
STATEMENT                                                                                         Year Ended November 30, 2005
  OF OPERATIONS

 INVESTMENT INCOME:
  Dividends                                                                                           $65,809
  Interest                                                                                              4,730         $ 70,539
                                                                                                      -------         --------

 EXPENSES:
  Registration fees                                                                                    60,818
  Management fees                                                                                      42,610
  Reports and statements to shareholders                                                               12,874
  Legal and professional fees                                                                          10,825
  Distribution expenses -- Class A                                                                      1,278
  Distribution expenses-- Class C                                                                         854
  Accounting and administration expenses                                                                2,088
  Pricing fees                                                                                          1,798
  Dividend disbursing and transfer agent fees and expenses                                              1,771
  Custodian fees                                                                                        1,227
  Taxes (other than taxes on income)                                                                      506
  Insurance fees                                                                                          373
  Trustees' fees                                                                                          308
  Other                                                                                                 3,211          140,541
                                                                                                      -------
  Less expenses absorbed or waived                                                                                     (84,101)
  Less waived distribution expenses -- Class A                                                                            (249)
  Less expense paid indirectly                                                                                             (99)
                                                                                                                      --------
  Total expenses                                                                                                        56,092
                                                                                                                      --------
 NET INVESTMENT INCOME                                                                                                  14,447
                                                                                                                      --------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                                                     244,228
  Net change in unrealized appreciation/depreciation of investments                                                    282,499
                                                                                                                      --------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                       526,727
                                                                                                                      --------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $541,174
                                                                                                                      ========

 See accompanying notes

                                                                                                    DELAWARE SMALL CAP CORE FUND
STATEMENTS
  OF CHANGES IN NET ASSETS

                                                                                                              Year Ended
                                                                                                       11/30/05        11/30/04
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                               $    14,447     $    8,533
  Net realized gain on investments                                                                        244,228      1,393,660
  Net change in unrealized appreciation/depreciation of investments                                       282,499       (582,199)
                                                                                                      -----------     ----------
  Net increase in net assets resulting from operations                                                    541,174        819,994
                                                                                                      -----------     ----------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                                   (34)           (43)
    Institutional Class                                                                                    (8,157)       (13,285)

  Net realized gain on investments:
    Class A                                                                                                (5,845)          (928)
    Institutional Class                                                                                (1,387,384)      (284,732)
                                                                                                      -----------     ----------
                                                                                                       (1,401,420)      (298,988)
                                                                                                      -----------     ----------

 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                             3,781,560          3,904
    Class C                                                                                               844,303             --
    Class R                                                                                                    12             --
    Institutional Class                                                                                 1,440,217             --

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                                 5,879            971
    Institutional Class                                                                                 1,395,541        298,017
                                                                                                      -----------     ----------
                                                                                                        7,467,512        302,892
                                                                                                      -----------     ----------
  Cost of shares repurchased:
    Class A                                                                                                (9,325)            --
    Institutional Class                                                                                    (9,039)            --
                                                                                                      -----------     ----------
                                                                                                          (18,364)            --
                                                                                                      -----------     ----------
 Increase in net assets derived from capital share transactions                                         7,449,148        302,892
                                                                                                      -----------     ----------
 NET INCREASE IN NET ASSETS                                                                             6,588,902        823,898

 NET ASSETS:
  Beginning of year                                                                                     4,785,261      3,961,363
                                                                                                      -----------     ----------
  End of year (including undistributed net investment income of $17,534 and $6,576, respectively)     $11,374,163     $4,785,261
                                                                                                      ===========     ==========


 See accompanying notes

FINANCIAL
  HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Small Cap Core Fund Class A

                                                                                                 Year Ended
                                                                           11/30/05   11/30/04    11/30/03    11/30/02   11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $14.600    $13.080     $10.290     $11.130    $ 9.090

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                     0.022      0.026       0.036       0.079      0.111
 Net realized and unrealized gain on investments                              1.035      2.481       3.350       0.069      2.082
                                                                            -------    -------     -------     -------    -------
 Total from investment operations                                             1.057      2.507       3.386       0.148      2.193
                                                                            -------    -------     -------     -------    -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                       (0.025)    (0.044)     (0.075)     (0.108)    (0.153)
 Net realized gain on investments                                            (4.252)    (0.943)     (0.521)     (0.880)        --
                                                                            -------    -------     -------     -------    -------
 Total dividends and distributions                                           (4.277)    (0.987)     (0.596)     (0.988)    (0.153)
                                                                            -------    -------     -------     -------    -------

 NET ASSET VALUE, END OF PERIOD                                             $11.380    $14.600     $13.080     $10.290    $11.130
                                                                            =======    =======     =======     =======    =======

 TOTAL RETURN(2)                                                              9.04%     20.62%      35.19%       1.08%     24.42%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $ 3,863        $20         $13         $--        $--
 Ratio of expenses to average net assets                                      1.02%      0.75%       0.75%       0.75%      0.75%
 Ratio of expenses to average net assets prior to expense limitation and
  expense paid indirectly                                                     2.53%      1.30%       1.34%       1.34%      1.18%
 Ratio of net investment income to average net assets                         0.20%      0.20%       0.33%       0.74%      1.07%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expense paid indirectly                             (1.31%)    (0.35%)     (0.26%)      0.15%      0.63%
 Portfolio turnover                                                            104%       136%         44%         76%        82%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Small Cap Core Fund Class C

                                                                                                8/1/05(1)
                                                                                                  to
                                                                                               11/30/05
 NET ASSET VALUE, BEGINNING OF PERIOD                                                           $11.640

 LOSS FROM INVESTMENT OPERATIONS:
 Net investment loss(2)                                                                          (0.021)
 Net realized and unrealized loss on investments                                                 (0.259)
                                                                                                -------
 Total from investment operations                                                                (0.280)
                                                                                                -------

 NET ASSET VALUE, END OF PERIOD                                                                 $11.360
                                                                                                =======

 TOTAL RETURN(3)                                                                                 (2.41%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                                           $866
 Ratio of expenses to average net assets                                                          2.00%
 Ratio of expenses to average net assets prior to expense limitation and
  expense paid indirectly                                                                         5.14%
 Ratio of net investment loss to average net assets                                              (0.56%)
 Ratio of net investment loss to average net assets prior to expense
  limitation and expense paid indirectly                                                         (3.71%)
 Portfolio turnover                                                                                104%

 (1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

 (2) The average shares outstanding method has been applied for per share information.

 (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Small Cap Core Fund Institutional Class

                                                                                                 Year Ended
                                                                           11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $14.600    $13.080     $10.290     $11.130      $9.090

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                     0.031      0.026       0.036       0.079       0.111
 Net realized and unrealized gain on investments                              1.036      2.481       3.350       0.069       2.082
                                                                            -------    -------     -------     -------     -------
 Total from investment operations                                             1.067      2.507       3.386       0.148       2.193
                                                                            -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                       (0.025)    (0.044)     (0.075)     (0.108)     (0.153)
 Net realized gain on investments                                            (4.252)    (0.943)     (0.521)     (0.880)         --
                                                                            -------    -------     -------     -------     -------
 Total dividends and distributions                                           (4.277)    (0.987)     (0.596)     (0.988)     (0.153)
                                                                            -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                             $11.390    $14.600     $13.080     $10.290     $11.130
                                                                            =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                              9.14%     20.62%      35.19%       1.08%      24.42%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                     $6,645     $4,765      $3,948      $2,921      $2,890
 Ratio of expenses to average net assets                                      0.94%      0.75%       0.75%       0.75%       0.75%
 Ratio of expenses to average net assets prior to expense limitation and
  expense paid indirectly                                                     2.23%      1.00%       1.04%       1.04%       0.88%
 Ratio of net investment income to average net assets                         0.28%      0.20%       0.33%       0.74%       1.07%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expense paid indirectly                             (1.01%)    (0.05%)      0.04%       0.45%       0.93%
 Portfolio turnover                                                            104%       136%         44%         76%         82%

 (1) The average shares outstanding method has been applied for per share information.
 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 As of November 30, 2005, Class R had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.



 See accompanying notes

                                                    DELAWARE SMALL CAP CORE FUND
NOTES                                               November 30, 2005
  TO FINANCIAL STATEMENTS


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investment, if any, annually.

Subject to best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. There were no commission rebates during the year ended November 30, 2005.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in the custodian fees and on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective June 1, 2005, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Fund through March 31, 2007. Prior to June 1, 2005, DMC had contractually agreed to waive its fees in order to prevent such expenses from exceeding 0.75% of the average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rare of 0.04% of the Fund's average daily net assets, for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

                                                    DELAWARE SMALL CAP CORE FUND
NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2007 in order to prevent distribution and services fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to August 1, 2005, the distributor waived the entire 0.30% Class A distribution and service fee. DDLP has contracted to limit distribution and service fees through March 31, 2007 for Class R shares to no more than 0.50% of average daily net assets. Institutional Class shares pay no distribution and services expenses.

At November 30, 2005, the Fund had receivables due from or liabilities payable to affiliates as follows:

  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                          $ (1,124)
  Distribution fee payable to DDLP                            (1,884)
  Other expenses payable to DMC and affiliates*               (5,770)
  Receivable from DMC under expense limitation agreement      25,440

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $442 for internal legal services provided by DMC.

For the year ended November 30, 2005, DDLP earned $6,159 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $11,699,438 and sales of $5,984,900 of investment securities other than short-term investments.

At November 30, 2005, the cost of investments for federal income tax purposes was $10,475,049. At November 30, 2005, net unrealized appreciation was $710,244 of which $972,602 related to unrealized appreciation of investments and $262,358 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                          Year Ended
                                   11/30/05         11/30/04
                                  ----------        --------
  Ordinary income                 $  246,155        $ 94,305
  Long-term capital gain           1,155,265         204,683
                                  ----------        --------
  Total                           $1,401,420        $298,988
                                  ==========        ========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                  $10,398,158
  Undistributed ordinary income                      206,638
  Undistributed long-term capital gain                59,123
  Unrealized appreciation of investments             710,244
                                                 -----------
  Net assets                                     $11,374,163
                                                 ===========

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following reclassifications:

  Undistributed net investment income                 $4,702
  Accumulated net realized gain (loss)                (4,702)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           Year Ended
                                     11/30/05      11/30/04
Shares sold:
  Class A                             338,367            312
  Class C                              76,257             --
  Class R                                   1             --
  Institutional Class                 127,717             --

Shares issued upon reinvestment of
 dividends and distributions:

  Class A                                 548             79
  Institutional Class                 130,181         24,347
                                      -------         ------
                                      673,071         24,738
                                      -------         ------
Shares repurchased:
  Class A                                (848)            --
  Institutional Class                    (797)            --
                                       ------         ------
                                       (1,645)            --
                                       ------         ------
Net increase                          671,426         24,738
                                      =======         ======

                                                    DELAWARE SMALL CAP CORE FUND
NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)


6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the bases of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2005, or at any time during the year.

7. CREDIT AND MARKET RISK
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2005, no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

8. CONTRACTUAL OBLIGATIONS

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates dividends and distributions paid during the year as follows:

     (A)              (B)
  Long-Term         Ordinary
Capital Gain         Income          Total           (C)
Distributions     Distribution*  Distributions    Qualifying
 (Tax Basis)       (Tax Basis)    (Tax Basis)    Dividends(1)
------------      -------------  -------------   ------------
     82%              18%            100%            100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $246,155 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Core Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund of Delaware Group Equity Funds V at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                               /s/ Ernst & Young

Philadelphia, Pennsylvania
January 11, 2006

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           87              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                      Rimage
                                                                                                                    Corporation

                                                                                                                Director - Valmont
                                                                                                                 Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            87               None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   87           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           87                None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
   DAVID F. CONNOR       Vice President,  Vice President since    Mr. Connor has served as           87                None(3)
 2005 Market Street       Deputy General   September 21, 2000    Vice President and Deputy
  Philadelphia, PA   Counsel and Secretary   and Secretary      General Counsel of Delaware
      19103                                     since             Investments since 2000.
                                            October 25, 2005

 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR         Senior Vice    Senior Vice President,  Mr. O'Connor has served in          87                None(3)
2005 Market Street         President,     General Counsel and    various executive and legal
 Philadelphia, PA        General Counsel  Chief Legal Officer    capacities at different times
       19103                and Chief            since             at Delaware Investments.
                          Legal Officer     October 25, 2005

 February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR     Senior Vice President    Treasurer           Mr. O'Connor has served in        87                None(3)
2005 Market Street        and Treasurer          since            various executive capacities
 Philadelphia, PA                           February 17, 2005        at different times at
       19103                                                        Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

 (1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
 (2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
 (3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
  THE ORGANIZATION


This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                              AFFILIATED OFFICERS                             CONTACT INFORMATION
JUDE T. DRISCOLL                               MICHAEL P. BISHOF                               INVESTMENT MANAGER
Chairman                                       Senior Vice President and                       Delaware Management Company,
Delaware Investments(R) Family of Funds        Chief Financial Officer                         a Series of Delaware Management
Philadelphia, PA                               Delaware Investments(R) Family of Funds         Business Trust
                                               Philadelphia, PA                                Philadelphia, PA

THOMAS L. BENNETT                                                                              NATIONAL DISTRIBUTOR
Private Investor                               DAVID F. CONNOR                                 Delaware Distributors, L.P.
Rosemont, PA                                   Vice President, Deputy General Counsel          Philadelphia, PA
                                               and Secretary
JOHN A. FRY                                    Delaware Investments(R) Family of Funds         SHAREHOLDER SERVICING, DIVIDEND
President                                      Philadelphia, PA                                DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                                    Delaware Service Company, Inc.
Lancaster, PA                                  DAVID P. O'CONNOR                               2005 Market Street
                                               Senior Vice President, General Counsel          Philadelphia, PA 19103-7094
ANTHONY D. KNERR                               and Chief Legal Officer
Managing Director                              Delaware Investments(R) Family of Funds         FOR SHAREHOLDERS
Anthony Knerr & Associates                     Philadelphia, PA                                800 523-1918
New York, NY
                                               JOHN J. O'CONNOR                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                            Senior Vice President and Treasurer             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                Delaware Investments(R) Family of Funds         800 362-7500
Assurant, Inc.                                 Philadelphia, PA
Philadelphia, PA                                                                               WEB SITE
                                                                                               www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                          Delaware Investments is the marketing
National Gallery of Art                                                                        name for Delaware Management
Washington, DC                                                                                 Holdings, Inc. and its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

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                                       24

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[_] For fund information, literature, price, yield and performance figures.

[_] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE 800 362-FUND (800 362-3863)

[_] For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.
--------------------------------------------------------------------------------

                                                              Printed in the USA
(9980)                                                              ANN-0512 SCC
AR-480 [11/05] IVES 1/06                                      MF0512094  PO10678

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

VALUE-EQUITY








ANNUAL REPORT  NOVEMBER 30, 2005
--------------------------------------------------------------------------------
               DELAWARE SMALL CAP VALUE FUND











[GRAPHIC
OMITTED]   POWERED BY RESEARCH(R)

TABLE
       OF CONTENTS


--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
--------------------------------------------------------------
SECTOR ALLOCATION                                            7
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Operations                                 11

    Statements of Changes in Net Assets                     12

    Financial Highlights                                    13

    Notes to Financial Statements                           18
--------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   21
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    22
--------------------------------------------------------------
ABOUT THE ORGANIZATION                                      24
--------------------------------------------------------------




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2006 Delaware Distributors, L.P.

PORTFOLIO                                          DELAWARE SMALL CAP VALUE FUND
       MANAGEMENT REVIEW                           December 13, 2005



FUND MANAGER
Christopher S. Beck
Senior Portfolio Manager

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX AND PEER GROUP FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 2005?
A: Class A shares of Delaware Small Cap Value Fund returned +11.42% at net asset value and +5.01% at their maximum offer price for Class A shares (both figures reflect all distributions reinvested). For complete, annualized performance of Delaware Small Cap Value Fund, please see the performance table on page 4.

During the same 12-month period, the Fund's benchmark, the Russell 2000 Value Index, gained +8.04%, and its peer group, as measured by the Lipper Small Cap Value Funds Average, returned +9.16% (source: Lipper Inc.).

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT FOR THE FUND OVER THE LAST YEAR?
A: Small caps continued to perform well compared to the U.S. stock market as a whole, but stock investors faced an array of challenges and concerns over the course of the last fiscal year. These included high oil prices, the continuation of "measured" interest rate increases by the Federal Reserve, and two severe hurricanes that devastated the Gulf Coast region of the U.S. late in the fiscal period. Damage from the hurricanes, an associated loss of jobs in the Gulf Coast region, and rising oil prices in particular had equity investors worried about effects on the economy this past autumn.

Despite all this, the year was marked by sound economic growth on the whole, and by the time the Fund's fiscal year ended on November 30, 2005, economic news had turned more positive. The U.S. Department of Commerce reported that the sales of new homes rose sharply this autumn, as did factory orders for "big-ticket" manufactured items. The Conference Board noted that its Consumer Confidence Index, which dropped precipitously in September after Hurricane Katrina, rebounded well in November. The index climbed to 98.9 after registering 85.2 in October. Gasoline prices also dropped late in our fiscal year as some Gulf Coast refineries came back on line, and many analysts expected the Labor Department to report job gains for November. With the economy robust, the Fed was generally expected to raise interest rates again in December, as it continued to do throughout the year.

Q: WHAT STRATEGIES DID YOU EMPLOY IN MANAGING THE FUND GIVEN THIS ENVIRONMENT?
A: In general, we strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Small caps did lead the broad market once again, but the year included periods of both positive and negative performance for small cap stocks, and the environment was one in which valuation-conscious investors might prosper. That said, index results suggest that there was no real advantage to employing either a growth or value focus during the period, as returns for the two were practically even, based on the Russell 2000 style-based indexes.

As always, we carefully evaluated the financial strength of the companies we follow, the nature of management, and any developments affecting the company or its industry. We also look at factors such as anticipated new products or services, possible management changes, and projected takeovers or technological breakthroughs. Using extensive analysis, our goal is to identify companies within the universe of undervalued small cap stocks, where true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, we take care to maintain a well-diversified portfolio, and at fiscal year end held 128 individual stocks across a wide array of industries.

Q: WHAT OTHER STRATEGIES DID YOU USE TO MANAGE RISKS IN THIS SMALL-CAP FUND?
A: We generally maintain a long-term investment approach and focus on securities that we believe may appreciate over an extended period of time, regardless of interim market fluctuations. We don't typically try to predict overall stock market movements and generally do not trade for short-term purposes.

We also limit the amount of assets invested in any one industry or in any individual security, and continuously monitor the portfolio. Because we focus on stocks that are already selling at relatively low prices, we believe that the Fund will typically be positioned to experience less price volatility than peer funds that do not use a value-oriented strategy.

Q:  WHAT PARTICULAR HOLDINGS INFLUENCED PERFORMANCE SIGNIFICANTLY?
A: Carter's, Arch Coal, and financial services firm W.R Berkeley, were among the biggest contributors to performance. Our two most disappointing performers were FairPoint Communications and transportation company Yellow Roadway.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED FUND PERFORMANCE DURING THE FISCAL YEAR?
A: By the first calendar quarter of 2005, the environment for small cap investors turned challenging as the market slowed. Regardless of growth or value orientation, small caps were generally in decline at that point, with one exception being the energy sector and energy-related holdings.

Energy prices were a big influence on markets during the year in general, and throughout the 22 months we closely monitored energy prices and their direct effects on some of our holdings. For instance, we elected to sell our position in Continental Airlines during the year, which was a result of increased expenses that the company incurred due to an enormous upsurge in fuel costs. During the first half of the fiscal year, we also sold several energy-related holdings given a general belief that the energy sector was nearing the end of a run of strong performance.

At fiscal year end, the Fund's largest holdings included Colonial BancGroup, Brink's and Alexander & Baldwin - a company with diversified business lines that include transportation, food products, and property management. The Fund did retain several energy holdings - including W-H Energy Services and Whiting Petroleum - where we remained positive about their outlooks.

Another key shift during the year was with regard our general approach to cyclical stocks. For several years, Delaware Small Cap Value Fund held larger positions in economically sensitive sectors than the benchmark index. During the fiscal year, we moderated this positioning, as we saw that the Federal Reserve remained committed to increasing interest rates and believed the change was in order.

Small cap stocks have now posted a long run in which they have outperformed the broad market over several years. It is possible that continued rising interest rates will have more of a negative impact on small caps over time, but we believe that our focus on companies that generate significant cash flows may provide a cushion during a potentially difficult market environment. From a valuation standpoint, we are not convinced that small caps appeared overvalued versus large cap equities at fiscal year end. We do intend to proceed with caution, however, seeking stocks with attractive valuations that are generating those strong cash flows.

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                                       3

PERFORMANCE SUMMARY
       DELAWARE SMALL CAP VALUE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at ww.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.


FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2005                                Lifetime  10 Years   Five Year  One Year
----------------------------------------------------------------------------------------------------
Class A (Est. 6/24/87)
Excluding Sales Charge                                    +13.51%   +12.94%    +16.58%    +11.42%
Including Sales Charge                                    +13.14%   +12.27%    +15.21%     +5.01%
----------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                                    +12.25%   +12.31%    +15.78%    +10.68%
Including Sales Charge                                    +12.25%   +12.31%    +15.53%     +6.78%
----------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                    +12.28%   +12.16%    +15.79%    +10.65%
Including Sales Charge                                    +12.28%   +12.16%    +15.79%     +9.67%
----------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00%.

The average annual total return for the lifetime and one-year periods ended November 30, 2005 for Delaware Small Cap Value Fund's Class R shares were +21.31% and +11.15%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the distributor has contracted to limit distribution and service fees through March 31, 2006 to 0.50% of average daily net assets.

The average annual total returns for the lifetime (since 6/24/87), 10-year, five-year, and one-year periods ended November 30, 2005 for Delaware Small Cap Value Fund's Institutional Class were +13.75%, +13.28%, +16.95%, and +11.77%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DEVIX
Nasdaq Class R symbol:              DEVRX

FUND BASICS
As of November 30, 2005

---------------------------------------------    --------------------------------------------------------------------------------
FUND OBJECTIVE:                                  YOUR FUND MANAGER:
The Fund seeks capital appreciation.             Christopher S. Beck has 24 years of experience in the investment industry.
                                                 Before joining Delaware Investments in 1997, he was director of research at
---------------------------------------------    Cypress Capital Management, chief investment officer of the University of
TOTAL FUND NET ASSETS:                           Delaware Endowment Fund, and manager of a small-cap fund at Pitcairn Trust
$682 million                                     Company. He holds a bachelor's degree from the University of Delaware and an MBA from Lehigh University. He is also a CFA charterholder.
---------------------------------------------
NUMBER OF HOLDINGS:                              --------------------------------------------------------------------------------
128                                              NASDAQ SYMBOLS:
                                                 Class A  DEVLX
---------------------------------------------    Class B  DEVBX
FUND START DATE:                                 Class C  DEVCX
June 24, 1987
                                                 --------------------------------------------------------------------------------
---------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1995 through November 30, 2005

                     Delaware
                    Small Cap
                   Value Fund -       Russell 2000
                 Class A Shares        Value Index
                 ---------------      -------------
30-Nov-95               9425              10000
30-Nov-96              11223              12119
30-Nov-97              15306              15949
30-Nov-98              14162              14957
30-Nov-99              13806              14743
30-Nov-00              14777              16854
30-Nov-01              17387              20054
30-Nov-02              17665              19691
30-Nov-03              23707              26566
30-Nov-04              28571              32864
30-Nov-05              31834              35507

Chart assumes $10,000 invested on November 30, 1995 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
       OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect for Class R shares.
The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE SMALL CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                             Expenses
                      Beginning    Ending                  Paid During
                       Account     Account     Annualized    Period
                       Value        Value        Expense    6/1/05 to
                       6/1/05     11/30/05        Ratio     11/30/05
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,092.10       1.46%      $ 7.66
Class B                 1,000.00   1,088.40       2.16%       11.31
Class C                 1,000.00   1,088.40       2.16%       11.31
Class R                 1,000.00   1,091.00       1.68%        8.81
Institutional Class     1,000.00   1,093.70       1.16%        6.09

-------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,017.75       1.46%  $ 7.38
Class B                 1,000.00   1,014.24       2.16%   10.91
Class C                 1,000.00   1,014.24       2.16%   10.91
Class R                 1,000.00   1,016.65       1.68%    8.49
Institutional Class     1,000.00   1,019.25       1.16%    5.87
-------------------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                        As of November 30, 2005
       DELAWARE SMALL CAP VALUE FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                    PERCENTAGE
SECTOR                                            OF NET ASSETS
-----------------------------------------------------------------
COMMON STOCK                                           93.23%
-----------------------------------------------------------------
Basic Industry                                         11.15%

Business Services                                       2.02%

Capital Spending                                        6.36%

Consumer Cyclical                                       1.87%

Consumer Services                                      12.61%

Consumer Staples                                        3.17%

Energy                                                  8.46%

Financial Services                                     16.84%

Health Care                                             6.78%

Real Estate                                             4.92%

Technology                                             12.18%

Transportation                                          3.67%

Utilities                                               3.20%
-----------------------------------------------------------------
EXCHANGE TRADED FUNDS                                   2.06%
-----------------------------------------------------------------
REPURCHASE AGREEMENTS                                   4.96%
-----------------------------------------------------------------
SECURITIES LENDING COLLATERAL                          18.99%
-----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                      119.24%
-----------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL    (18.99%)
-----------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS        (0.25%)
-----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
-----------------------------------------------------------------

STATEMENT                         DELAWARE SMALL CAP VALUE FUND
       OF NET ASSETS              November 30, 2005


                                        Number of     Market
                                         Shares        Value
-------------------------------------------------------------
 COMMON STOCK - 93.23%
 Basic Industry - 11.15%
  *Albemarle                             123,000  $ 4,526,400
 *+Alpha Natural Resources               238,800    5,735,976
   Arch Coal                             106,200    8,181,648
 *+Chaparral Steel                        84,200    2,105,000
   Crane                                 159,800    5,064,062
  +Crown Holdings                        371,800    6,893,172
  *Federal Signal                         75,800    1,238,572
  *Fuller (H.B.)                         174,300    5,399,814
  +Griffon                               199,360    4,856,410
   IPSCO                                  60,100    4,650,538
  *MacDermid                             208,400    5,920,644
  +Pactiv                                156,800    3,173,632
 *+PolyOne                               457,500    2,639,775
  *Smith (A.O.)                           90,300    3,275,181
   Spartech                              202,700    4,299,267
  *Texas Industries                       84,200    4,199,896
  *Westlake Chemical                     138,200    3,872,364
                                                  -----------
                                                   76,032,351
                                                  -----------
 Business Services - 2.02%
   Brink's                               180,400    8,327,264
 *+United Stationers                     110,359    5,407,591
                                                  -----------
                                                   13,734,855
                                                  -----------
 Capital Spending - 6.36%
 *+Casella Waste Systems                 320,800    3,926,592
  *Gibraltar Industries                  216,714    4,765,541
   Harsco                                101,600    6,751,320
  +Insituform Technologies Class A       142,100    2,823,527
  *Kaydon                                188,700    6,106,332
  *Mueller Industries                    145,700    3,944,099
  *Wabtec                                281,700    7,276,311
   Walter Industries                     154,800    7,794,180
                                                  -----------
                                                   43,387,902
                                                  -----------
 Consumer Cyclical - 1.87%
   Furniture Brands International        146,600    2,924,670
   KB HOME                               102,000    7,116,540
 *+WCI Communities                       106,600    2,737,488
                                                  -----------
                                                   12,778,698
                                                  -----------
 Consumer Services - 12.61%
  +AnnTaylor Stores                      233,150    7,071,440
   Belo Class A                          146,100    3,184,980
   Borders Group                         225,400    4,595,906
 *+Carter's                               31,300    1,913,995
  *Cato Class A                          333,400    7,201,440
   CBRL Group                             66,000    2,441,340
 *+CEC Entertainment                     155,600    5,570,480
  +Dollar Tree Stores                    233,500    5,361,160
  *K Swiss                               159,300    4,974,939
   Kellwood                              165,100    3,817,112
  *Kenneth Cole Productions Class A      123,300    3,462,264
 *+Lenox Group                            92,600    1,144,536
   Meredith                               79,000    4,029,000
   Pier 1 Imports                        299,500    3,803,650
 *+Sports Authority                      166,443    5,237,961
  *Stage Stores                          127,500    3,813,525
  *Thor Industries                       191,000    7,319,120
   Wolverine World Wide                  243,650    5,292,078
 *+Zale                                  204,300    5,699,970
                                                  -----------
                                                   85,934,896
                                                  -----------

                                        Number of     Market
                                         Shares        Value
-------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 Consumer Staples - 3.17%
   American Greetings Class A            239,800  $ 6,282,760
   Bunge Limited                          76,300    4,082,050
  +Constellation Brands                  232,800    5,498,736
  +Del Monte Foods                       578,700    5,717,556
                                                  -----------
                                                   21,581,102
                                                  -----------
 Energy - 8.46%
 *+Energy Partners                       269,900    6,245,486
  +Grey Wolf                             808,900    6,074,839
  +Newfield Exploration                  152,800    7,068,528
 *+Newpark Resources                     710,900    5,210,897
   Southwest Gas                         186,500    4,945,980
   Tesoro                                 68,100    3,750,267
   TODCO                                 113,300    4,700,817
 *+W-H Energy Services                   279,700    9,322,401
 *+Whiting Petroleum                     248,900   10,316,905
                                                  -----------
                                                   57,636,120
                                                  -----------
 Financial Services - 16.84%
  *AmerUs Group                          159,800    9,385,054
   Bank of Hawaii                        140,500    7,251,205
  *Bankunited Financial Class A          243,500    6,206,815
   Berkley (W.R.)                        223,900   10,438,218
  *Boston Private Financial Holdings     231,600    7,179,600
   Colonial BancGroup                    437,900   10,908,088
   Compass Bancshares                     63,500    3,077,210
  *First Republic Bank                   199,800    7,746,246
  *Greater Bay Bancorp                   233,000    6,207,120
  *Harleysville Group                    137,300    3,749,663
  *Independent Bank                       67,600    1,975,948
  *Infinity Property & Casualty          136,800    5,054,760
  *MAF Bancorp                           142,900    6,083,253
  *NBT Bancorp                            99,600    2,277,852
   Platinum Underwriters Holdings        176,100    5,364,006
  *Provident Bankshares                  222,100    7,915,644
  *Republic Bancorp                      322,436    4,004,660
  *Sterling Financial                    210,668    5,498,435
 *+Triad Guaranty                        103,400    4,483,424
                                                  -----------
                                                  114,807,201
                                                  -----------
 Health Care - 6.78%
  +Alderwoods Group                      413,000    6,203,260
  *Arrow International                   107,200    3,197,776
 *+Bio-Rad Laboratories Class A           99,100    5,789,422
  *Diagnostic Products                    81,200    3,698,660
  *Owens & Minor                         213,100    6,043,516
  +Par Pharmaceuticals                   129,000    3,432,690
  +Pediatrix Medical Group                80,200    6,781,712
 *+PRA International                     156,500    4,341,310
  +RehabCare Group                       133,200    2,578,752
   Service Corp International            508,100    4,171,501
                                                  -----------
                                                   46,238,599
                                                  -----------
 Real Estate - 4.92%
  *Ashford Hospitality Trust             266,400    2,842,488
   Brandywine Realty Trust               138,000    3,999,240
   Camden Property Trust                 133,200    7,858,800
   Education Realty Trust                179,700    2,244,453
   Highland Hospitality                  394,000    4,259,140
   Prentiss Properties Trust             137,300    5,629,300
   Reckson Associates Realty             183,000    6,721,590
                                                  -----------
                                                   33,555,011
                                                  -----------

STATEMENT                         DELAWARE SMALL CAP VALUE FUND
       OF NET ASSETS (CONTINUED)


                                        Number of     Market
                                         Shares        Value
-------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 Technology - 12.18%
   Acxiom                                268,000  $ 5,944,240
 *+Bell Microproducts                    383,000    3,293,800
  +Brocade Communications Systems      1,064,764    4,653,019
 *+Checkpoint Systems                    253,100    6,061,745
 *+CommScope                             277,500    5,691,525
  +Datastream Systems                    330,100    2,673,810
  +Emulex                                258,000    5,141,940
  +Entegris                              413,300    4,174,330
  +Ingram Micro Class A                  379,200    7,121,376
 *+Insight Enterprises                   239,800    4,995,034
  +International Rectifier               119,900    4,251,654
  +NETGEAR                               154,200    2,976,060
 *+Overland Storage                       46,100      366,956
 * Plexus                                282,000    6,063,000
  *QAD                                   207,200    1,616,160
   Symbol Technologies                   292,200    3,339,846
 *+Synnex                                200,900    3,144,085
  +Synopsys                              295,600    5,770,112
  *Technitrol                            326,300    5,775,510
                                                  -----------
                                                   83,054,202
                                                  -----------
 Transportation - 3.67%
   Alexander & Baldwin                   168,900    8,448,378
  +Kirby                                 133,200    7,086,240
 *+SCS Transportation                     85,500    1,685,205
  *SkyWest                               114,300    3,394,710
  +Yellow Roadway                         93,200    4,390,652
                                                  -----------
                                                   25,005,185
                                                  -----------
 Utilities - 3.20%
  *Black Hills                            66,600    2,434,230
  +El Paso Electric                      243,700    5,271,231
   FairPoint Communications              232,600    2,779,570
  *Otter Tail                            173,200    5,204,660
   PNM Resources                         235,400    6,113,338
                                                  -----------
                                                   21,803,029
                                                  -----------
 TOTAL COMMON STOCK (cost $488,822,206)           635,549,151
                                                  -----------
 EXCHANGE TRADED FUNDS - 2.06%
  *iShares Russell 2000
   Value Index Fund                      210,400   14,035,783
                                                  -----------
 TOTAL EXCHANGE TRADED FUNDS
   (cost $13,650,881)                              14,035,783
                                                  -----------

                                        Principal     Market
                                         Amounts       Value
-------------------------------------------------------------
 REPURCHASE AGREEMENTS - 4.96%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $22,733,475, collateralized by
     $23,307,000 U.S. Treasury Bills
     due 1/19/06, market value
     $23,190,103)                    $22,731,000 $ 22,731,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be
     repurchased at $11,106,212,
     collateralized by $11,339,000
     U.S. Treasury Bills due
     12/8/05, market value
     $11,330,504)                     11,105,000   11,105,000
                                                 ------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $33,836,000)                              33,836,000
                                                 ------------
 TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 100.25%
   (cost $536,309,087)                            683,420,934
                                                 ------------

 SECURITIES LENDING COLLATERAL** - 18.99%
 Short-Term Investments
  oAbbey National 4.14% 1/13/06        3,176,478    3,176,904
  oAustralia New Zealand
     4.15% 1/2/07  4,292,538           4,292,538
  oBank of New York 4.07% 4/4/06       3,434,030    3,434,030
  oBank of the West 4.07% 3/2/06       4,292,538    4,292,538
  oBayerische Landesbank 4.21%
     8/25/06                           4,292,538    4,292,538
  oBear Stearns
     4.14% 1/17/06                       858,508      858,654
     4.15% 5/31/06                     5,151,045    5,151,045
  oBeta Finance 4.08% 4/18/06          4,292,538    4,292,322
  oCalyon London 3.77% 12/30/05        3,004,776    3,015,486
  oCDC Financial Products 4.16%
     1/3/06                            5,580,299    5,580,299
  oCitigroup Global Markets
     4.10% 12/1/05                    10,952,541   10,952,541
     4.13% 12/7/05                     5,580,299    5,580,299
  oCommonwealth Bank Australia
     4.16% 1/2/07                      4,292,538    4,292,538
  oCredit Suisse First Boston
   New York
     4.02% 12/29/05                      901,433      901,450
     4.12% 4/18/06                     4,635,940    4,635,940
   Deutsche Bank London 3.76%
     12/27/05                          1,287,761    1,287,921
  oGoldman Sachs 4.20% 11/30/06        5,580,299    5,580,299
  oLehman Holdings 4.14% 12/23/05      4,292,538    4,293,816
  oManufacturers & Traders 4.18%
     9/26/06                           4,292,538    4,291,668
  oMarshall & Ilsley Bank 3.97%
     12/29/05                          4,292,538    4,292,602
  oMerrill Lynch Mortgage Capital
     4.16% 1/12/06                     5,580,299    5,580,299
  oMorgan Stanley 4.24% 11/30/06       5,322,746    5,322,746
  oNational City Bank 4.06% 1/23/06    4,893,493    4,893,581
  oNordea Bank Norge ASA 4.10%
     1/2/07                            4,292,538    4,292,538
  oProcter & Gamble 3.77% 1/2/07       4,292,538    4,292,538
  oRoyal Bank of Scotland 4.13%
      1/2/07                           4,292,538    4,292,538
  oSigma Finance 4.08% 3/16/06         1,287,761    1,287,848
  oSociete Generale NY 4.06%
     1/2/07                            2,146,269    2,146,269
  oToyota Motor Credit 4.05%
     6/23/06                           4,292,538    4,292,754
  oWells Fargo 4.11% 1/2/07            4,292,538    4,292,538
   Wilmington Trust Company 4.05%
     1/5/06                            4,292,538    4,292,538
                                                 ------------
 TOTAL SECURITIES LENDING COLLATERAL
   (cost $129,481,615)                            129,481,615
                                                 ------------

STATEMENT                                          DELAWARE SMALL CAP VALUE FUND
       OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES - 119.24%
  (cost $665,790,702)                                              $812,902,549o
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL - (18.99%)**                                          (129,481,615)
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.25%)                                             (1,710,228)
                                                                ---------------
NET ASSETS APPLICABLE TO 17,804,466 SHARES
  OUTSTANDING - 100.00%                                         $   681,710,706
                                                                ===============

Net Asset Value - Delaware Small Cap Value Fund
  Class A ($409,567,030 / 10,471,337 Shares)                            $ 39.11
                                                                        -------
Net Asset Value - Delaware Small Cap Value Fund
  Class B ($110,684,006 / 3,017,005 Shares)                             $ 36.69
                                                                        -------
Net Asset Value - Delaware Small Cap Value Fund
  Class C ($119,967,861 / 3,271,359 Shares)                             $ 36.67
                                                                        -------
Net Asset Value - Delaware Small Cap Value Fund
  Class R ($10,574,029 / 272,258 Shares)                                $ 38.84
                                                                        -------
Net Asset Value - Delaware Small Cap Value Fund
  Institutional Class ($30,917,780 / 772,507 Shares)                    $ 40.02
                                                                        -------


COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $479,708,925
Accumulated net realized gain on investments                         54,889,934
Net unrealized appreciation of investments                          147,111,847
                                                                   ------------
Total net assets                                                   $681,710,706
                                                                   ============

 oVariable rate securities. The interest rate shown is the rate as of
  December 31, 2005.
 +Non-income producing security for the year ended November 30, 2005. *Fully or partially on loan.
**See Note 7 in "Notes to Financial Statements."
 oIncludes $127,678,635 of securities loaned.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE SMALL CAP VALUE FUND
Net asset value Class A (A)                                            $  39.11
Sales charge (5.75% of offering price) (B)                                 2.39
                                                                       ========
Offering price                                                         $  41.50
                                                                       ========

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

 See accompanying notes

STATEMENT                                         DELAWARE SMALL CAP VALUE FUND
        OF OPERATIONS                             Year Ended November 30, 2005

 INVESTMENT INCOME:
  Dividends                                                                                        $5,747,793
  Interest                                                                                            967,565
  Securities lending income                                                                           150,702
  Foreign tax withheld                                                                                 (1,007)      $6,865,053
                                                                                                  -----------      -----------

 EXPENSES:
  Management fees                                                                                   4,120,481
  Distribution expenses -- Class A                                                                    980,598
  Distribution expenses -- Class B                                                                  1,089,065
  Distribution expenses -- Class C                                                                    849,639
  Distribution expenses -- Class R                                                                     42,845
  Dividend disbursing and transfer agent fees and expenses                                          1,453,270
  Accounting and administration expenses                                                              202,217
  Reports and statements to shareholders                                                              198,662
  Registration fees                                                                                   130,873
  Legal and professional fees                                                                          85,117
  Insurance                                                                                            40,016
  Trustees' fees                                                                                       28,290
  Custodian fees                                                                                       17,705
  Taxes (other than taxes on income)                                                                   15,927
  Pricing fees                                                                                            809
  Other                                                                                                21,071        9,276,585
                                                                                                  -----------
  Less waiver of distribution expenses -- Class R                                                                       (3,115)
  Less expenses paid indirectly                                                                                         (1,138)
                                                                                                                   -----------
  Total expenses                                                                                                     9,272,332
                                                                                                                   -----------
 NET INVESTMENT LOSS                                                                                                (2,407,279)
                                                                                                                   -----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain on:
    Investments                                                                                                     57,318,760
    Foreign currencies                                                                                                      99
                                                                                                                   -----------
  Net realized gain                                                                                                 57,318,859
  Net change in unrealized appreciation/depreciation of investments                                                  5,620,978
                                                                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                    62,939,837
                                                                                                                   -----------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $60,532,558
                                                                                                                   ===========

 See accompanying notes

STATEMENTS                                         DELAWARE SMALL CAP VALUE FUND
       OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                   11/30/05         11/30/04

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                                           $  (2,407,279)   $  (2,385,975)
  Net realized gain on investments                                                                 57,318,859       59,163,709
  Net change in unrealized appreciation/depreciation of investments                                 5,620,978       26,597,601
                                                                                               --------------   --------------
 Net increase in net assets resulting from operations                                              60,532,558       83,375,335
                                                                                               --------------   --------------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM: Net realized gain on investments:
    Class A                                                                                       (31,763,824)     (16,080,554)
    Class B                                                                                       (13,514,764)      (7,388,227)
    Class C                                                                                        (8,240,031)      (3,426,454)
    Class R                                                                                          (548,342)        (133,545)
    Institutional Class                                                                            (2,698,187)      (2,199,840)
                                                                                               --------------   --------------
                                                                                                  (56,765,148)     (29,228,620)
                                                                                               --------------   --------------

 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                       169,715,275       56,360,643
    Class B                                                                                        14,236,482       12,292,857
    Class C                                                                                        63,480,297       20,538,825
    Class R                                                                                         8,843,862        3,470,893
    Institutional Class                                                                            14,240,093       11,602,459

 Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                        29,903,497       15,140,871
    Class B                                                                                        12,427,282        6,672,916
    Class C                                                                                         7,549,508        3,179,515
    Class R                                                                                           548,342          130,217
    Institutional Class                                                                             2,698,187        2,199,835
                                                                                               --------------   --------------
                                                                                                  323,642,825      131,589,031
                                                                                               --------------   --------------
  Cost of shares repurchased:
    Class A                                                                                       (65,214,888)     (72,260,823)
    Class B                                                                                       (24,899,314)     (26,208,562)
    Class C                                                                                       (18,127,279)     (12,909,856)
    Class R                                                                                        (3,578,256)      (1,329,592)
    Institutional Class                                                                           (10,142,609)     (27,801,757)
                                                                                               --------------   --------------
                                                                                                 (121,962,346)    (140,510,590)
                                                                                               --------------   --------------
 Increase (decrease) in net assets derived from capital share transactions                        201,680,479       (8,921,559)
                                                                                               --------------   --------------
 NET INCREASE IN NET ASSETS                                                                       205,447,889       45,225,156

 NET ASSETS:
  Beginning of year                                                                               476,262,817      431,037,661
                                                                                               --------------   --------------
  End of year (there was no undistributed net investment income at either year end)              $681,710,706     $476,262,817
                                                                                               ==============   ==============

 See accompanying notes

FINANCIAL
       HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Small Cap Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                       11/30/05   11/30/04    11/30/03    11/30/02    11/30/01

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $39.640    $35.220     $27.120     $29.350     $25.980

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(1)                                         (0.075)    (0.105)     (0.136)     (0.060)      0.059
 Net realized and unrealized gain on investments                          4.170      6.879       9.079       0.574       4.429
                                                                       --------   --------    --------    --------    --------
 Total from investment operations                                         4.095      6.774       8.943       0.514       4.488
                                                                       --------   --------    --------    --------    --------

 LESS DIVIDENDS AND DISTRIBUTIONS:
 From net investment income                                                  --         --          --          --      (0.026)
 From net realized gain on investments                                   (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
 In excess of net realized gain on investments                               --         --          --          --      (0.045)
                                                                       --------   --------    --------    --------    --------
 Total dividends and distributions                                       (4.625)    (2.354)     (0.843)     (2.744)     (1.118)
                                                                       --------   --------    --------    --------    --------

 NET ASSET VALUE, END OF PERIOD                                         $39.110    $39.640     $35.220     $27.120     $29.350
                                                                       ========   ========    ========    ========    ========

 TOTAL RETURN(2)                                                         11.42%     20.52%      34.17%       1.60%      17.66%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                               $409,567   $270,332    $240,322    $180,696    $182,925
 Ratio of expenses to average net assets                                  1.44%      1.54%       1.63%       1.63%       1.58%
 Ratio of net investment income (loss) to average net assets             (0.20%)    (0.30%)     (0.47%)     (0.21%)      0.21%
 Portfolio turnover                                                         33%        35%         42%         47%         72%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Small Cap Value Fund Class B
-----------------------------------------------------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                    11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                $37.690    $33.820     $26.260     $28.680     $25.520

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(1)                                               (0.311)    (0.334)     (0.327)     (0.252)     (0.138)
 Net realized and unrealized gain on investments                       3.936      6.558       8.730       0.576       4.345
                                                                    --------   --------    --------    --------    --------
 Total from investment operations                                      3.625      6.224       8.403       0.324       4.207
                                                                    --------   --------    --------    --------    --------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net realized gain on investments                                     (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
                                                                    --------   --------    --------    --------    --------
 Total dividends and distributions                                    (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
                                                                    --------   --------    --------    --------    --------

 NET ASSET VALUE, END OF PERIOD                                      $36.690    $37.690     $33.820     $26.260     $28.680
                                                                    ========    =======     =======     =======     =======

 TOTAL RETURN(2)                                                      10.68%     19.69%      33.21%       0.91%      16.83%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                            $110,684   $111,348    $107,136     $86,641     $83,648
 Ratio of expenses to average net assets                               2.14%      2.24%       2.33%       2.33%       2.28%
 Ratio of net investment loss to average net assets                   (0.90%)    (1.00%)     (1.17%)     (0.91%)     (0.49%)
 Portfolio turnover                                                      33%        35%         42%         47%         72%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Small Cap Value Fund Class C
-----------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                      11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $37.680    $33.810     $26.250     $28.670     $25.510

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(1)                                                 (0.313)    (0.333)     (0.326)     (0.251)     (0.135)
 Net realized and unrealized gain on investments                         3.928      6.557       8.729       0.575       4.342
                                                                      --------   --------    --------    --------    --------
 Total from investment operations                                        3.615      6.224       8.403       0.324       4.207
                                                                      --------   --------    --------    --------    --------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net realized gain on investments                                       (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
                                                                      --------   --------    --------    --------    --------
 Total dividends and distributions                                      (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
                                                                      --------   --------    --------    --------    --------

 NET ASSET VALUE, END OF PERIOD                                        $36.670    $37.680     $33.810     $26.250     $28.670
                                                                      ========    =======     =======     =======     =======

 TOTAL RETURN(2)                                                        10.65%     19.69%      33.22%       0.91%      16.88%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                              $119,968    $66,313     $48,453     $34,140     $31,823
 Ratio of expenses to average net assets                                 2.14%      2.24%       2.33%       2.33%       2.28%
 Ratio of net investment loss to average net assets                     (0.90%)    (1.00%)     (1.17%)     (0.91%)     (0.49%)
 Portfolio turnover                                                        33%        35%         42%         47%         72%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Small Cap Value Fund Class R
-------------------------------------------------------------------------------------------------------------------------

                                                                                                                 6/2/03(1)
                                                                                             Year Ended             to
                                                                                         11/30/05    11/30/04    11/30/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $39.480     $35.190     $29.000

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(2)                                                                    (0.169)     (0.209)     (0.160)
 Net realized and unrealized gain on investments                                            4.154       6.853       6.350
                                                                                         --------    --------     -------
 Total from investment operations                                                           3.985       6.644       6.190
                                                                                         --------    --------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net realized gain on investments                                                          (4.625)     (2.354)      --
                                                                                         --------    --------     -------
 Total dividends and distributions                                                         (4.625)     (2.354)      --
                                                                                         --------    --------     -------

 NET ASSET VALUE, END OF PERIOD                                                           $38.840     $39.480     $35.190
                                                                                         ========    ========    ========

 TOTAL RETURN(3)                                                                           11.15%      20.15%      21.35%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                                  $10,574      $4,539      $1,740
 Ratio of expenses to average net assets                                                    1.70%       1.84%       1.97%
 Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                                  1.74%       1.84%       1.97%
 Ratio of net investment loss to average net assets                                        (0.46%)     (0.60%)     (0.97%)
 Ratio of net investment loss to average net assets prior to expense
  limitation and expenses paid indirectly                                                  (0.50%)     (0.60%)     (0.97%)
 Portfolio turnover                                                                           33%         35%         42%


(1) Date of commencement of operations, ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would be lower had the expenses limitation not been in effect.


 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         Delaware Small Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                      11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                  $40.350    $35.700     $27.400     $29.540     $26.130

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(1)                                         0.036         --      (0.050)      0.026       0.144
 Net realized and unrealized gain on investments                         4.259      7.004       9.193       0.578       4.458
                                                                      --------    -------     -------     -------     -------
 Total from investment operations                                        4.295      7.004       9.143       0.604       4.602
                                                                      --------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS:
 From net investment income                                                 --         --          --          --      (0.100)
 From net realized gain on investments                                  (4.625)    (2.354)     (0.843)     (2.744)     (1.047)
 In excess of net realized gain on investments                              --         --          --          --      (0.045)
                                                                      --------    -------     -------     -------     -------
 Total dividends and distributions                                      (4.625)    (2.354)     (0.843)     (2.744)     (1.192)
                                                                      --------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                        $40.020    $40.350     $35.700     $27.400     $29.540
                                                                      ========    =======     =======     =======    ========

 TOTAL RETURN(2)                                                        11.77%     20.88%      34.57%       1.88%      18.09%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                               $30,918    $23,731     $33,387     $19,459     $18,224
 Ratio of expenses to average net assets                                 1.14%      1.24%       1.33%       1.33%       1.28%
 Ratio of net investment income (loss) to average net assets             0.10%         --      (0.17%)       0.09        0.51
 Portfolio turnover                                                        33%        35%         42%         47%         72%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

 See accompanying notes

NOTES                                           DELAWARE SMALL CAP VALUE FUND
       TO FINANCIAL STATEMENTS                  November 30, 2005


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend Income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distribution from net realized gains on investments, if any, annually.

Subject to best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $37,851 for the year ended November 30, 2005.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.45% of average daily net assets of the Fund through February 28, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through March 31, 2006 for Class R shares to no more than 0.50% of average daily net assets.

NOTES                                              DELAWARE SMALL CAP VALUE FUND
       TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC          $406,683
  Dividend disbursing, transfer agent fees,
    accounting and administration fees and
    other expenses payable to DSC                    182,148
  Distribution fee payable to DDLP                   286,348
  Other expenses payable to DMC and affiliates*       24,600

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal, and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including in-house legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $36,777 for internal legal services provided by DMC.

For the year ended November 30, 2005, DDLP earned $169,234 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2005, DDLP received gross contingent deferred sales charge commissions of $232, $130,351, and $13,338 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $292,457,101 and sales of $171,534,817 of investment securities other than short-term investments.

At November 30, 2005, the cost of investments for federal income tax purposes was $665,881,853. At November 30, 2005, net unrealized appreciation was $147,020,696, of which $160,809,251 related to unrealized appreciation of investments and $13,788,555 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax characters of dividends and distributions paid during the years ended November 30, 2005 and 2004 were as follows:

                                   11/30/05       11/30/04
                                 -----------    ------------
  Ordinary Income                $12,396,508   $   2,051,867
  Long-term capital gain          44,368,640      27,176,753
                                ------------   -------------
  Total Distribution             $56,765,148     $29,228,620
                                ============   =============

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                 $479,708,925
  Undistributed ordinary income                    5,982,465
  Undistributed long-term capital gain            48,998,620
  Unrealized appreciation of investments         147,020,696
                                                ------------
  Net assets                                    $681,710,706
                                                ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. The undistributed earnings for Delaware Small Cap Value Fund may be subject to reclassification upon notice of the character of distributions received from investments in Real Estate Investment Trusts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and recharacterization of Real Estate Investment Trust dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following permanent reclassifications.

  Undistributed net investment loss                        $2,407,279
  Accumulated net realized gain (loss) on investments     $(2,407,279)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           Year Ended
                                     11/30/05      11/30/04
Shares sold:
  Class A                           4,580,248      1,612,277
  Class B                             410,074        368,241
  Class C                           1,810,137        616,133
  Class R                             238,720         99,598
  Institutional Class                 375,009        327,242

Shares issued upon reinvestment of
 dividends and distributions:
  Class A                             835,591        455,639
  Class B                             367,867        209,774
  Class C                             223,532         99,985
  Class R                              15,416          3,923
  Institutional Class                  73,902         65,219
                                   ----------     ----------
                                    8,930,496      3,858,031
                                   ----------     ----------
Shares repurchased:
  Class A                          (1,764,729)    (2,071,582)
  Class B                            (715,069)      (791,357)
  Class C                            (522,361)      (389,122)
  Class R                             (96,840)       (38,022)
  Institutional Class                (264,582)      (739,401)
                                   ----------     ----------
                                   (3,363,581)    (4,029,484)
                                   ----------     ----------
Net increase (decrease)             5,566,915       (171,453)
                                   ==========     ==========

For the years ended November 30, 2005 and 2004, 116,955 Class B shares were converted to 110,188 Class A shares valued at $4,191,667 and 119,383 Class B shares were converted to 113,988 Class A shares valued at $3,975,630, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2005, or at any time during the year ended November 30, 2005.

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2005, the market value of securities on loan was $127,678,635, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption Lending Collateral."

8. CREDIT AND MARKET RISK
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- and mid- sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in Real Estate Investment Trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to the investment advisor the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At November 30, 2005, none of the securities have been deemed to be illiquid under the Fund's Liquidity Procedures.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates distributions paid during the year as follows:

     (A)              (B)
 Long-Term         Ordinary
Capital Gain        Income           Total             (C)
Distributions   Distributions*   Distributions      Qualifying
(Tax Basis)       (Tax Basis)     (Tax Basis)      Dividends(1)
-------------  ---------------   -------------     ------------
     78%              22%            100%               5%


(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $12,396,508 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of the Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                             /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 11, 2006

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)         Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
-----------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             87                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
     19103                                                        Ms. Yeomans has
                                                                    held various
                                                               management positions
   July 31, 1948                                                 at 3M Corporation
                                                                     since 1983.


-----------------------------------------------------------------------------------------------------------------------------------

 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior         Chief Financial    Mr. Bishof has served in           87                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005   at different times at
       19103              Chief Financial                         Delaware Investments.
                              Officer
  August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

  DAVID F. CONNOR         Vice President,  Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General    September 21, 2000   Vice President and Deputy
 Philadelphia, PA          Counsel and        and Secretary     General Counsel of Delaware
     19103                   Secretary           since            Investments since 2000.
                                            October 25, 2005
 December 2, 1963
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. O'CONNOR          Senior Vice   Senior Vice President,  Mr. O'Connor has served in        87                 None(3)
2005 Market Street          President,     General Counsel and  various executive and legal
 Philadelphia, PA         General Counsel  Chief Legal Officer  capacities at different times
       19103                and Chief             since           at Delaware Investments.
                           Legal Officer    October 25, 2005
 February 21, 1966
-----------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in         87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
       THE ORGANIZATION

This annual report is for the information of Delaware Small Cap Value Fund, but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                         AFFILIATED OFFICERS                         CONTACT INFORMATION

JUDE T. DRISCOLL                          MICHAEL P. BISHOF                           INVESTMENT MANAGER
Chairman                                  Senior Vice President and                   Delaware Management Company,
Delaware Investments(R) Family of Funds   Chief Financial Officer                     a Series of Delaware Management Business Trust
Philadelphia, PA                          Delaware Investments(R) Family of Funds     Philadelphia, PA
                                          Philadelphia, PA
THOMAS L. BENNETT                                                                     NATIONAL DISTRIBUTOR
Private Investor                          DAVID F. CONNOR                             Delaware Distributors, L.P.
Rosemont, PA                              Vice President, Deputy General Counsel      Philadelphia, PA
                                          and Secretary
JOHN A. FRY                               Delaware Investments(R) Family of Funds     SHAREHOLDER SERVICING, DIVIDEND
President                                 Philadelphia, PA                            DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                           Delaware Service Company, Inc.
Lancaster, PA                             DAVID P. O'CONNOR                           2005 Market Street
                                          Senior Vice President, General Counsel      Philadelphia, PA 19103-7094
ANTHONY D. KNERR                          and Chief Legal Officer
Managing Director                         Delaware Investments(R) Family of Funds     FOR SHAREHOLDERS
Anthony Knerr & Associates                Philadelphia, PA                            800 523-1918
New York, NY
                                          JOHN J. O'CONNOR                            FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                       Senior Vice President and Treasurer         INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer           Delaware Investments(R) Family of Funds     800 362-7500
Assurant, Inc.                            Philadelphia, PA                            WEB SITE
Philadelphia, PA                                                                      www.delawareinvestments.com

ANN R. LEVEN                                                                          Delaware Investments is the marketing name
Former Treasurer/Chief Fiscal Officer                                                 for Delaware Management Holdings, Inc. and
National Gallery of Art                                                               its subsidiaries.
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group




CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

o   For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

--------------------------------------------------------------------------------








                                                              Printed in the USA
(9979)                                                              ANN-0512 SCV
AR-021 [11/05] IVES 1/06                                       MF0512086 PO10665

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $66,000 for the fiscal year ended November 30, 2005.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $59,550 for the fiscal year ended November 30, 2004.

------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $164,700 for the registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $10,900 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $5,250 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------------------------------------------
AUDIT-RELATED SERVICES
--------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------------------------------------------
TAX SERVICES
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation up to $25,000 in the aggregate of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------------------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

--------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------------------------------------------
NON-AUDIT SERVICES
--------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the       up to $10,000 in the aggregate
SEC and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------------------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $341,960 and $357,709 for the registrant's fiscal years ended November 30, 2005 and November 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)   (1) Code of Ethics

         Not applicable.

      (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

      (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


DELAWARE GROUP EQUITY FUNDS V


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         JUDE T. DRISCOLL
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006


         MICHAEL P. BISHOF
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    February 1, 2006